                                                                    Rule 497(c)
                                                              File No. 811-6082
                                                              Reg. No. 33-34154


                      STATEMENT OF ADDITIONAL INFORMATION

                           THE RIVERFRONT FUNDS, INC.

          THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND
                       THE RIVERFRONT INCOME EQUITY FUND
                     THE RIVERFRONT OHIO TAX-FREE BOND FUND
                          THE RIVERFRONT BALANCED FUND
                     THE RIVERFRONT STOCK APPRECIATION FUND
                    THE RIVERFRONT LARGE COMPANY SELECT FUND

                                 April 30, 1997

         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the prospectus (the "Prospectus") of The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), The Riverfront U.S. Government Income Fund (the "Income Fund"), The Riverfront Income Equity Fund (the "Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Fund"), The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund"), The Riverfront Large Company Select Fund (the "Large Company Fund") and The Riverfront Balanced Fund (the "Balanced Fund") (the Money Market Fund, the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Large Company Fund, and the Balanced Fund are hereinafter collectively referred to as the "Funds" and individually as a "Fund") dated the date hereof. The Funds are currently seven series or portfolios of The Riverfront Funds, Inc. (the "Company"). On January 9, 1995, the Ohio Tax-Free Fund changed its name from The Riverfront Municipal Bond Fund to The Riverfront Ohio Tax-Free Bond Fund. On January 2, 1997, the Balanced Fund changed its name from The Riverfront Flexible Growth Fund to The Riverfront Balanced Fund. This Statement of Additional Information is incorporated in its entirety into the Prospectus. A copy of the Prospectus may be obtained from BISYS Fund Services Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219.

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                               TABLE OF CONTENTS
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                                                                           Page
THE COMPANY AND ITS FUNDS...................................................B-1
INVESTMENT OBJECTIVES AND POLICIES..........................................B-2
DIVIDENDS AND TAXES........................................................B-20
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................B-26
VALUATION OF SECURITIES....................................................B-26
DIRECTORS AND OFFICERS.....................................................B-29
MANAGEMENT OF THE FUNDS....................................................B-31
SECURITIES TRANSACTIONS....................................................B-37
ADMINISTRATOR..............................................................B-42
DISTRIBUTOR................................................................B-44
DISTRIBUTION PLANS.........................................................B-45
CAPITAL STOCK..............................................................B-47
STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS.............................B-48
ADDITIONAL INFORMATION.....................................................B-53
FINANCIAL STATEMENTS.......................................................B-56
APPENDIX....................................................................A-1


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                           THE COMPANY AND ITS FUNDS
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         The Riverfront Funds, Inc. (the "Company") is an open-end management investment company, commonly known as a mutual fund, which currently issues seven series of shares of capital stock which are described in this Statement of Additional Information (the "Funds"). Each Fund of the Company, other than the Ohio Tax-Free Fund, is diversified. The Ohio Tax-Free Fund is a non-diversified Fund.

         The Company was incorporated in Maryland on March 27, 1990. The Provident Bank ("Provident") serves as investment adviser, either directly or through a sub-adviser, to each Fund, and BISYS Fund Services Limited Partnership (the "Distributor") serves as Administrator and Distributor. Provident also serves as custodian and transfer agent for each of the Funds, and provides certain fund accounting and recordkeeping services for the Company. DePrince, Race & Zollo, Inc. ("DRZ") serves as the sub-adviser to the Income Equity Fund.

         As of September 30, 1995, pursuant to an Agreement and Plan of Reorganization and Liquidation with MIM Mutual Funds, Inc. ("MIM"), the Company acquired all of the assets and liabilities of MIM as follows: (a) the Money Market Fund acquired all of the assets and liabilities of the MIM Money Market Fund; (b) the Income Equity Fund acquired all of the assets and liabilities of the MIM Bond Income Fund, the MIM Stock Income Fund and the AFA Equity Income Fund; and (c) the Stock Appreciation Fund acquired all of the assets and liabilities of the MIM Stock Growth Fund and the MIM Stock Appreciation Fund (collectively, the "Reorganization"). In exchange for such assets and liabilities, the respective Fund of the Company issued a number of its Investor A shares equal in value to the net assets of the corresponding MIM Fund acquired in the Reorganization. For accounting and performance purposes, the MIM Stock Appreciation Fund is considered to be the successor of the Stock Appreciation Fund; therefore, the performance and financial information of the Stock Appreciation Fund included in this Statement of Additional Information prior to September 30, 1995, relates to the operations of the MIM Stock Appreciation Fund prior to the Reorganization.

         The essential information about the Company and its Funds is contained in the Prospectus. This Statement of Additional Informa tion provides additional information about the Company and each of the Funds that may be of interest to investors.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the


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Prospectus of the Funds. Capitalized terms not defined herein are defined in the
Prospectus. No investment in shares of a Fund should be made without first reading such Fund's Prospectus.

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                       INVESTMENT OBJECTIVES AND POLICIES
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THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

         The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund") seeks current income from U.S. Government short-term securities while preserving capital and maintaining liquidity.

         The Money Market Fund is designed for investors who wish to keep temporary cash balances in a fund invested in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

         The Riverfront U.S. Government Income Fund (the "Income Fund") seeks a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities. The Income Fund intends to invest in securities with dollar-weighted average durations of between three and seven years. The dollar-weighted average life of the Income Fund's securities is expected to be in the range of four to ten years.

         The Income Fund is designed for investors seeking to provide for near-term income needs by investing in a fund which seeks to provide higher returns than those offered by certificates of deposits or U.S. Government money market funds.

THE RIVERFRONT INCOME EQUITY FUND

         The Riverfront Income Equity Fund (the "Income Equity Fund") seeks a high level of investment income, with capital appreciation as a secondary objective, through investment primarily in income-producing equity securities of U.S. issuers. To provide investment advisory services to the Income Equity Fund, Provident has entered into a sub-investment advisory agreement with DRZ.

         The Income Equity Fund is designed for investors seeking to invest for retirement, educational and other long-term needs.


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THE RIVERFRONT OHIO TAX-FREE BOND FUND

         The Riverfront Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Fund") seeks (1) income which is exempt from federal income tax and Ohio state income taxes and (2) preservation of capital.

         The Ohio Tax-Free Fund is designed for investors seeking to invest in a fund which generates income that is exempt from federal and Ohio state income taxes and not a preference item for individuals for purposes of the federal alternative minimum tax.

THE RIVERFRONT STOCK APPRECIATION FUND

         The Riverfront Stock Appreciation Fund (the "Stock Appreciation Fund") seeks capital growth.

         The Stock Appreciation Fund is designed for investors seeking growth of capital.

THE RIVERFRONT LARGE COMPANY SELECT FUND

         The Riverfront Large Company Select Fund (the "Large Company Fund") seeks long-term growth of capital with current income as a secondary objective.

         The Large Company Fund is designed for investors seeking long-term growth of capital with some current income.

THE RIVERFRONT BALANCED FUND

         The Riverfront Balanced Fund (the "Balanced Fund") seeks long-term growth of capital with some current income as a secondary objective.

         The Balanced Fund is designed for investors seeking to invest in a fund which generates long-term growth of capital with some current income.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives and policies of each Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by



                                     B - 3

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such Funds will be those guaranteed by U.S. commercial banks having, at the time of investment, capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit will be those of domestic and foreign branches of U.S. banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, if at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $1,500,000,000 (as of the date of its most recently published financial statements).

         The Income Fund, the Income Equity Fund, the Balanced Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund and the Large Company Fund may also each invest in Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States ("ECDs") and Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         ECDs may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such obligations may be held outside the U.S. and a Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic or foreign banks.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Balanced Fund and the Large Company Fund may invest in commercial paper which is rated by applicable nationally recognized statistical rating organizations ("NRSROs") in the highest rating category, or if unrated, is deemed by that Fund's investment adviser to be of comparable quality to commercial paper so rated.


                                     B - 4


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         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Balanced Fund and the Large Company Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time within 30 days. While such notes are not typically rated by credit rating agencies, variable amount master demand notes must be determined by Provident or DRZ, as the case may be, to be of comparable quality to the commercial paper which such Fund may purchase. The Fund's investment adviser or sub-adviser, as the case may be, will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. The Income Equity Fund, the Stock Appreciation Fund, the Balanced Fund and the Large Company Fund will acquire such securities only when such Fund's investment adviser or sub-adviser, as the case may be, believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-



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

sponsored agencies or instrumentalities if it is not obligated to do so by law.

         EXEMPT SECURITIES. As stated in the Prospectus of the Ohio Tax-Free Fund, under normal market conditions at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in bonds, notes, debentures, commercial paper and other obligations of the State of Ohio or any county, municipality, political subdivision, instrumentality, agency or authority thereof (collectively, "agencies"), the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax, is not a preference item for purposes of the federal alternative minimum tax and is exempt from Ohio state income tax ("Ohio Exempt Securities") and in debt obligations issued by the Government of Puerto Rico and such other governmental entities whose debt obligations, either by law or by treaty, generate interest income which is exempt from federal income tax, is not a preference item for individuals for the federal alternative minimum tax, and is exempt from Ohio state income taxes (together with Ohio Exempt Securities called "Exempt Securities"). Under normal market conditions, at least 65% of the total assets of the Ohio Tax-Free Fund will be invested in Ohio Exempt Securities.

         Exempt Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Exempt Securities if the interest paid thereon is exempt from federal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax. However, if such interest is subject to the federal alternative minimum tax, such securities will not be considered as Exempt Securities for purposes of complying with the Ohio Tax-Free Fund's 80% required investment in Exempt Securities as described above.

         Among other types of Exempt Securities, the Ohio Tax-Free Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Ohio Tax-Free Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.

While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus of the Ohio Tax-Free Fund, the two principal classifications of Exempt Securities consist of "general obligation" and "revenue" issues. The Ohio Tax-Free Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinion of an NRSRO as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. Provident will consider such an event in determining whether the Ohio Tax-Free Fund should continue to hold the obligation.

         An issuer's obligations under its Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Exempt Securities may be materially adversely affected by litigation or other conditions.

         VARIABLE AND FLOATING RATE NOTES. Each Fund may acquire variable and floating rate notes, subject to such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by such Funds will be determined by Provident or DRZ, as the case may be, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under that particular Fund's investment policies. In making such determinations, Provident or DRZ, as the case may be, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may attempt to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, each of the Funds, other than the Stock Appreciation Fund, may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When such a Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or high quality liquid debt securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of Provident or DRZ, as the case may be, to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of its total assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may cause the Fund to incur a loss or miss an opportunity to obtain a price considered to be advantageous. Such Funds will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies and not for investment leverage. If the Ohio Tax-Free Fund sells a "when-issued" or "delayed-



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delivery" security before delivery, any gain would not be tax-exempt.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from banks and registered broker-dealers which the investment adviser deems creditworthy under guidelines approved by the Company's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by Provident or DRZ, as the case may be. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Directors of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by that Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each of the Funds, other than the Money Market Fund, may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         Except as otherwise disclosed to the shareholders of the particular Fund, the Company will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with, Provident, DRZ, the Distributor, or their affiliates, and will not give preference to Provident's correspondents with respect to such transactions, securities, savings deposits and repurchase agreements. In addition, while the Stock Appreciation Fund's investment restrictions permit it to engage in reverse repurchase agreements without prior shareholder approval, the Stock Appreciation Fund does not currently intend to enter into such agreements.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which a Fund may be authorized to engage as described in the Prospectus or below, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the investment adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid at all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         WRITING COVERED CALL AND PUT OPTIONS. Each of the Income, Income Equity, Ohio Tax-Free, Stock Appreciation, Large Company and Balanced Funds may write covered call and covered put options on securities or on futures contracts regarding securities, in which the particular Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Put and call options purchased by a Fund will be valued at the last sale price, or in the absence of such a price, at the mean between the bid and asked price. Such options will be listed on national securities or futures exchanges or will be available in the over-the-counter market through pricing reports of broker-dealers. A Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. A Fund also may seek to earn additional income through the receipt of premiums by writing put options. Covered call options give the purchaser the right, for a stated period, to buy the underlying securities from a Fund at a stated price, while put options give the purchaser the right, for a stated period, to sell the underlying securities to a Fund at a stated price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market.
In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         Such Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Ohio Tax-Free Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Ohio Tax-Free Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to the Ohio Tax-Free Fund upon its exercise of a "put" is normally (i) the Ohio Tax-Free Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Ohio Tax-Free Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Ohio Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the Ohio Tax-Free Fund to facilitate the liquidity of its portfolio assets. Puts may also be used to facilitate the reinvestment of the Ohio Tax-Free Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities.

         The Ohio Tax-Free Fund expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Ohio Tax-Free Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Ohio Tax-Free Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in Provident's opinion, present minimal credit risks.

         OPTIONS AND FUTURES STRATEGIES. In addition, each of the Income, Income Equity, Ohio Tax-Free, Stock Appreciation, Large Company and Balanced Funds may purchase put and call options written by third parties covering those types of financial instruments in which such Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of a Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of a Fund's positions in a rising market.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to a Fund.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed below and in the Prospectus. In addition, many hedging transactions involving options require segregation of a Fund's assets in special accounts, as described further below. The Funds that are authorized to engage in options transactions will only deal with exchange traded options, as opposed to over-the-counter traded options. Exchange traded options, unlike over-the-counter traded options, have standardized terms and performance mechanics. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         All options written by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call option is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call option written by a Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by a Fund, such Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

         FUTURES CONTRACTS. Each of the Income, Income Equity, Ohio Tax-Free, Large Company and Balanced Funds may purchase or sell contracts for the future delivery of the specific financial instruments in which the particular Fund may invest, and indices based upon the types of securities in which the particular Fund may invest (collectively, "Futures Contracts"). A Fund may use this investment technique to hedge against anticipated future changes in market interest rates, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date. Alternatively, the Funds may purchase or sell futures contracts to hedge against changes in market interest rates which may result in the premature call at par value of certain securities which the Fund has purchased at a premium.

         The Income Equity Fund and the Large Company Fund may purchase or sell futures contracts based upon an equity index, commonly referred to as "equity index futures contracts." This type of futures contract is an agreement by the Fund to buy or sell by a specified date and at a specified price the market value of equity securities included in a particular equity index. No payment is made for the index or securities when the Fund buys an equity index futures contract and neither the index nor any securities are delivered when the Fund sells an equity index futures contract. Instead, the Fund makes a deposit of "initial margin" equal to a percentage of the value of the futures contract. Payment or delivery is made upon the closing out of the futures position or the expiration of the equity index futures contract. Equity index futures contracts will be used only as a hedge against anticipated changes in the level of stock prices.

         The Income Fund may purchase or sell futures contracts based upon fixed income securities, commonly referred to as "interest rate futures contracts." An interest rate futures contract is an agreement by the Fund to buy or sell, by a specified date and at a specified price, the market value of fixed income securities included in a particular fixed income index. As with the futures contracts, no payment is made for securities when the Fund buys an interest rate futures contract and no securities are delivered when the Fund sells an interest rate futures contract; instead, the Fund makes an initial margin deposit and payment or delivery is made upon the closing out of the futures position or the expiration of the interest rate futures contract. Interest rate futures contracts will be used only as a hedge against anticipated changes in the level of interest rates.

         In general, the value of futures contracts sold by a Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

         When selling futures contracts short, when buying futures contracts and when writing put options, a Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meets its obligations. When writing call options, a Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

         This investment technique is designed primarily to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which such a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of such Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. Such Fund will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase.

FUNDAMENTAL NATURE OF INVESTMENT OBJECTIVES

         The investment objective of each of the Funds is fundamental and may not be changed without approval of the holders of a major ity of such Fund's outstanding voting shares (which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares).

         In addition to the investment restrictions set forth in the Prospectuses, the Money Market Fund may not:

         1. Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation;

         2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; and

         3. Underwrite securities of other issuers, except that the Money Market Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

         Each of the Income Fund and the Income Equity Fund may not:

         1. Invest in securities of an issuer (other than an agency or instrumentality of the U.S. Government) which, together with any predecessor of the issuer, has been in operation for less than three years if, immediately after and as a result of such investment, more than 5% of the value of the Fund's total assets would then be invested in the securities of such issuer; and

         2. Invest more than 10% of the value of the Fund's net assets in fixed time deposits which are non-negotiable and/or which impose a penalty for early withdrawal and which have maturities of more than 7 days.

         Finally, each of the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund may not:

        1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell commodities or commodity contracts, except to the extent disclosed in the current Prospectus of the Fund; and

         4. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         In addition to the investment restrictions contained in the Prospectus, each Fund has adopted the following additional restrictions, which may be changed by the Board of Directors without the vote of a Fund's shareholders:

         1. A Fund may not purchase or retain securities of an issuer if, to the knowledge of the Company, officers, Trustees or Directors of the Company, Provident, any sub-adviser or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Company, Provident, any sub-adviser or the Distributor have a substantial beneficial interest in the securities of such issuer. Provident, any sub-adviser, the Distributor or any affiliates thereof or any of their Trustees, Directors, officers or employees may not purchase or sell as principal any securities of the Funds. Nor may securities of any of the Funds be loaned to Provident, any sub-adviser, the Distributor or any affiliates or any of their Trustees, Directors, officers or employees.

         In addition, each of the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund may not:

         1. Engage in any short sales, except to the extent disclosed in the current Prospectus of the Fund;

         2. Invest more than 10% of total assets in the securities of issuers, which together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by such Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction);

         4. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and
(b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom; and

         5. Mortgage or hypothecate the Fund's assets in excess of one third of the Fund's total assets.

         In order to permit the sale of a Fund's shares in certain states, the Company may make commitments more restrictive than the investment restrictions described in the Prospectus. Should the Company determine that any such commitment is no longer in the best interests of a Fund, it will revoke the commitment by terminating sales of a Fund's shares in the state involved.

          If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in asset value is not a violation of the limit.

PORTFOLIO TURNOVER

         The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

         Because the Money Market Fund invests entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Money Market Fund is expected to be zero percent for regulatory purposes.

         The portfolio turnover rates for each of the Funds (other than the Money Market Fund and the Large Company Fund) for the two fiscal years ended December 31, 1996 and 1995 are as follows:

                                      Year Ended                Year Ended
     Fund                              12/31/96                  12/31/95
     ----                              --------                  --------
Income Fund                                53%                      75%
Income Equity Fund                        166%                     180%
Ohio Tax-Free Fund                          6%                      34%
Balanced Fund                              98%(1)                   13%
Stock Appreciation                        162%                      46%(2)
Fund
--------------------

(1) The portfolio turnover rate of the Balanced Fund increased materially for the fiscal year ended December 31, 1996, from the previous fiscal year as such Fund's portfolio was realigned by its portfolio manager in response to then current market conditions.

(2) Reflects operations for the fiscal period from October 1, 1995 through December 31, 1995. For the fiscal year ended September 30, 1995, the portfolio turnover rate for the Stock Appreciation Fund was 197%.

         Portfolio turnover rates are not yet available for the Large Company Fund because it commenced operations on January 2, 1997. However, the Large Company Fund's portfolio turnover rate is not expected to exceed 30% for the fiscal year ending December 31, 1997.

         The portfolio turnover rate for each Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions to a Fund, and may result in additional tax consequences to such Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

-------------------------------------------------------------------------------
                              DIVIDENDS AND TAXES
-------------------------------------------------------------------------------

         Each Fund intends to distribute to its shareholders dividends from net investment income monthly and all net realized long-term capital gains annually in shares of the Fund or, at the option of the shareholder, in cash. Shareholders who have not opted prior to the record date for any distribution to receive cash will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of the next business day following the record date. Net asset value is used in computing the number of shares in both gains and income distribution reinvestments. Account statements and/or checks as appropriate will be mailed to shareholders within seven days after a Fund pays the distribution. Unless a Fund receives instructions to the contrary from a shareholder before the record date, it will assume that the shareholder wishes to receive that distribution and all future gains and income distributions in shares. Instructions continue in effect until changed in writing.

         It is not expected that the Income Fund, the Money Market Fund or the Ohio Tax-Free Fund's income dividends will be eligible for the corporate dividends received deduction. It is expected that a portion of the Income Equity Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund's income distributions will be eligible for the 70% corporate dividends received deduction.

ADDITIONAL TAX INFORMATION

         Each of the Funds of the Company is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, each Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, each Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year and 90% of its interest income which is excludable from income under Section 103(a) of the Code. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Dividends declared in October, November and December in any year and distributed in January of the following year will be treated as having been paid in the prior year. If distributions during a calendar year were less than the required amount, a Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although each such Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits and would be eligible for the dividends received deduction for corporations.

         THE MONEY MARKET FUND, THE INCOME FUND, THE INCOME EQUITY FUND, THE STOCK APPRECIATION FUND, THE LARGE COMPANY FUND AND THE BALANCED FUND. It Is expected that each such Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional shares of the Fund and not in cash.

         Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. Because all of the Money Market Fund's and Income Fund's net investment income is expected to be derived from earned interest, it is anticipated that no distributions from those Funds will qualify for the 70% dividends received deduction.

         Foreign taxes may be imposed on a Fund by foreign countries with respect to its income from foreign securities, if any. Since less than 50% of the value of any Fund's total assets at the end of its fiscal year is expected to be invested in stock or securities of foreign corporations, a Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, if any. These taxes will be taken as a deduction by such Fund.

         THE OHIO TAX-FREE FUND. The Code permits a regulated investment company which invests in Exempt Securities to pay to its shareholders "exempt-interest dividends," which are excluded from gross income for federal income tax purposes, if at the close of each quarter at least 50% of the value of its total assets consist of Exempt Securities.

         An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Ohio Tax-Free Fund that is derived from interest received by the Ohio Tax-Free Fund that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to share holders not later than sixty days after the close of the Ohio Tax-Free Fund's taxable year. The percentage of the total dividends paid by the Ohio Tax-Free Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Exempt-interest dividends shall be treated by the Ohio Tax-Free Fund's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Exempt Securities held by the Ohio Tax-Free Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of such exempt-interest dividend.

         In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares is not deductible for federal income tax purposes if the Ohio Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of the Ohio Tax-Free Fund that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry shares of the Ohio Tax-Free Fund if the Ohio Tax-Free Fund distributes exempt-interest dividends during the shareholder's taxable year. Certain federal income tax deductions of property and casualty insurance companies holding shares of the Ohio Tax-Free Fund and receiving exempt-interest dividends may also be adversely affected.

In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of the Ohio Tax-Free Fund.

         In the unlikely event the Ohio Tax-Free Fund realizes long-term capital gains, the Ohio Tax-Free Fund intends to distribute any realized net long-term capital gains annually. If the Ohio Tax-Free Fund distributes such gains, the Ohio Tax-Free Fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by the Ohio Tax-Free Fund to the shareholders not later than sixty days after the close of the Ohio Tax-Free Fund's taxable year. It should be noted, however, that capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Net capital gains are the excess of net long-term capital gains over net short-term capital losses. Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any share and then sells the share before he has held it for more than six months, any loss on the sale of the share is treated as long-term capital loss to the extent of the capital gain dividend received.

         Although it is expected that under normal market conditions at least 80% of the net assets of the Ohio Tax-Free Fund will be invested in bonds, notes, debentures, commercial paper and other obligations, the interest on which is not a preference item for individuals for the federal alternative minimum tax, exempt-interest dividends attributable to interest on certain municipal obligations in which the Ohio Tax-Free Fund may invest, including those issued on or after August 8, 1986 to finance certain private activities, will be treated as tax preference items in computing an individual's alternative minimum tax. For individuals, the alternative minimum tax rate is 26% on alternative minimum taxable income up to $175,000 and 28% on the excess of $175,000.

         Also, all exempt-interest dividends of the Ohio Tax-Free Fund may subject corporations to alternative minimum tax as a result of the inclusion of such dividends in alternative minimum taxable income of 75% of the excess of the adjusted current earnings over pre-adjustment alternative minimum taxable income. Adjusted current earnings would include exempt-interest dividends of the Ohio Tax-Free Fund. For corporations the alternative minimum tax rate is 20%.

         As indicated in the Prospectus, the Ohio Tax-Free Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments - Puts" in this Statement of Additional

Information. The policy of the Ohio Tax-Free Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Ohio Tax-Free Fund could acquire under the 1940 Act. Therefore, although the Ohio Tax-Free Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Distributions of exempt-interest dividends by the Ohio Tax-Free Fund may be subject to local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. The Ohio Tax-Free Fund will report to its shareholders annually after the close of its taxable year the percentage and source of interest income earned on municipal obligations held by the Ohio Tax-Free Fund during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

GENERAL

         Each Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any shareholder, and the proceeds of redemption or the values of any exchanges of shares of the Fund, if such shareholder (1) fails to furnish the Fund with a correct taxpayer identification number, (2) under-reports dividend or interest income, or (3) fails to certify to the Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each shareholder.

FISCAL YEAR

         Each Fund's fiscal year ends December 31.

-------------------------------------------------------------------------------
                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
-------------------------------------------------------------------------------

         Shares of each of the Company's Funds are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing shares directly from the Distributor, shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at Provident or Provident's affiliated entities (collectively, "Entities"). Customers purchasing shares of the Funds may include officers, directors, or employees of Provident or the Entities.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Company of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Company to determine the fair value of its net assets.

------------------------------------------------------------------------------
                            VALUATION OF SECURITIES
------------------------------------------------------------------------------

THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

         The Directors have determined that the amortized cost method for valuing the Money Market Fund's securities is the best method currently available. The Directors review this method of valuation to ensure that such Fund's securities are valued at their fair value, as determined by the Directors in good faith. The Directors are obligated, as a particular responsibility within the overall duty of care owed to shareholders, to establish procedures reason ably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of distribution and redemption at $1.00 per share.

         The Directors' procedures include periodically monitoring, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Directors will consider what steps should be taken, if any, in the event of a difference of more than one-half of one percent between the two. The Directors will take such steps as they consider appropriate including (1) the sale of the Money Market Fund's instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; (2) withholding dividends or payment of distributions from capital or capital gains; (3) redemptions of shares in kind; or (4) establishing a net asset value per share by using available market quotations or equivalents in order to minimize any material dilution or other unfair results which might arise from differences between the two.

         The Money Market Fund limits its investments to instruments which the Directors have determined present minimal credit risk and which are "Eligible Securities" as defined by Rule 2a-7 of the 1940 Act. The Money Market Fund is also required to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share, and this precludes the purchase of any security with a remaining maturity of more than 397 days. Should the disposition of a security result in a dollar weighted average portfolio maturity of more than 90 days, the Money Market Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable. For the purpose of determining the dollar weighted average, any instrument with a stated maturity of six months or less which has a coupon (or yield) which is subject to renegotiation at designated periods of time (e.g., every 30 days), or any instrument having a coupon (or yield) which fluctuates with the change in a predetermined standard (e.g., the so-called "Prime Rate"), shall be deemed to have a maturity equivalent to the time remaining to the next date of renegotiation or the next date on which the predetermined standard may change.

         It is the normal practice of the Money Market Fund to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Money Market Fund. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Fund, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

         Since the net income of the Money Market Fund is declared as a dividend each time net income is determined, the net asset value per share remains at $1.00 per share immediately after each dividend declaration. The Money Market Fund expects to have net income at the time of each dividend determination made at the close of the Exchange. If for any reason there is a net loss which would result in the Money Market Fund's not being able to price its shares at $1.00 per share, the Money Market Fund will first offset such amount pro rata against dividends accrued during the month in each shareholder account. To the extent that such a net loss would exceed such accrued dividends, the Money Market Fund will reduce the number of its outstanding shares by having each shareholder contribute to the Money Market Fund's capital his pro rata portion of the total number of shares required to be cancelled in order to maintain a net asset value of $1.00. EACH SHAREHOLDER WILL BE DEEMED TO HAVE AGREED TO SUCH A CONTRIBUTION IN THESE CIRCUMSTANCES BY HIS INVESTMENT IN THE MONEY MARKET FUND.

THE RIVERFRONT U.S. GOVERNMENT INCOME FUND, THE RIVERFRONT INCOME
EQUITY FUND, THE RIVERFRONT OHIO TAX-FREE BOND FUND, THE RIVERFRONT STOCK APPRECIATION FUND, THE RIVERFRONT LARGE COMPANY FUND AND THE RIVERFRONT BALANCED FUND

         Current values for such Funds' securities are determined as follows:

         (1) Securities that are traded on a securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the closing sales price on the exchange where primarily traded or NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

         (2) Securities traded in the over-the-counter market, other than on NMS, for which market quotations are readily available, or in the event no sale has occurred under (1) above, are valued at the mean of the bid and asked prices at the time of valuation;

         (3) Short-term instruments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; short-term instruments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market; and which in either case reflects fair value as determined by the Board of Directors;

         (4) Short-term money market instruments having maturities of more than sixty days for which market quotations are readily available are valued at current market value; where market quotations are not available, such instruments are valued at fair value as determined by the Board of Directors; and

         (5) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Directors: (a) securities, including restricted securities, for which complete quotations are not readily available, (b) listed securities or those on NMS if, in the Company's opinion, the last sales price does not reflect a current market value or if no sale occurred, and (c) other assets.

------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
------------------------------------------------------------------------------

         The Directors and officers of the Company are:

         J. VIRGIL EARLY, Age 59, Director; Principal in J. Virgil Early & Associates and former Executive Vice President of Huntington Bankshares, Inc. Mr. Early's business address is J. Virgil Early & Associates, 11 Bliss Lane, Jekyll Island, Georgia 31527.

         WILLIAM M. HIGGINS, Age 53, Director; President and Director of Sena Weller Rohs Williams Inc.; former President and Director of Reynolds DeWitt Advisers, Inc. and former Vice President of Reynolds DeWitt Securities Co. Mr. Higgins' business address is Sena Weller Rohs Williams, Inc., 300 Main Street, 4th Fl., Cincinnati, OH 45202.

          STEPHEN G. MINTOS, Age 43, Director and President of the Company; Executive Vice President, BISYS Fund Services Limited Partnership.*

         HARVEY M. SALKIN, PH.D., Age 51, Director; Retired; former President and major shareholder of Mathematical Investing Systems, Inc.* Dr. Salkin's business address is Case Western Reserve University, Department of Operations Research, 10900 Euclid Avenue, Cleveland, Ohio 44106-7235.

         GEORGE O. MARTINEZ, Age 38, Vice President; employee of BISYS Fund Services Limited Partnership since April, 1995; prior to

April, 1995, Vice President and Associate General Counsel of Alliance Capital Management L.P. (investment firm).

         WALTER B. GRIMM, Age 51, Vice President and Treasurer; employee of BISYS Fund Services Limited Partnership since June, 1992; prior to June, 1992, President of Leigh Investments Consulting (investment firm).

         JAMES E. WHITE, Age 42, Secretary; employee of BISYS Fund Services Limited Partnership since December, 1995; prior to December, 1995, Sales Director/Variable Products at Financial Horizons Distributors Agency, Inc. (third party products marketer to banks).

         ALAINA V. METZ, Age 30, Assistant Secretary; employee of BISYS Fund Services Limited Partnership since June, 1995; prior to June, 1995, supervisor at Alliance Capital Management, L.P. (investment firm).

         *These Directors are interested persons of the Company as defined under the 1940 Act.

         Except as set forth above, the address of all Directors and officers of the Company is 3435 Stelzer Road, Columbus, Ohio 43219.

         During the fiscal year ended December 31, 1996, no Director or officer affiliated with Provident, DRZ, any other sub-adviser, the Distributor or BISYS Fund Services Ohio, Inc. received any direct remuneration from the Company.

         The following table sets forth information regarding all compensation paid by the Company to its directors for their services as directors during the fiscal year ended December 31, 1996. The Company has no pension or retirement plans.

                               COMPENSATION TABLE

                                                                 Total Compensation
                                          Aggregate               from the Company
   Name and Position                  Compensation from             and the Fund
    with the Company                     the Company                  Complex*
   -----------------                  -----------------          ------------------
J. Virgil Early,                           $8,500                      $8,500
Director
William M. Higgins,                         8,500                       8,500
Director
Harvey M. Salkin,                           8,500                       8,500
Director
Stephen G. Mintos,                           -0-                         -0-
Director

* For purposes of this Table, Fund Complex means one or more mutual funds, including the Funds, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

-----------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
-----------------------------------------------------------------------------

INVESTMENT ADVISER

         Subject to the general supervision of the Company's Board of Directors and in accordance with the Funds' investment objectives, policies and restrictions, investment advisory services are provided to the Funds of the Company by The Provident Bank, One East Fourth Street, Cincinnati, Ohio 45202 ("Provident") pursuant to the Investment Advisory Agreement dated as of August 1, 1994, as amended as of January 1, 1997 (the "Investment Advisory Agreement"). Prior to August 1, 1994, such services were provided to the Money Market Fund, the Income Fund and the Income Equity Fund pursuant to a Management Agreement dated August 6, 1992, between the Company and Provident (the "Prior Management Agreement"), an Investment Advisory Agreement between the Company and Provident with respect to the Income Fund dated April 30, 1993 (the "Provident Advisory Agreement"), and an Investment Advisory Agreement between the Company and SunBank Capital Management, N.A. ("SunBank") with respect to the Income Equity Fund dated August 1, 1992 (the "SunBank Agreement").

         Provident's services as investment adviser are provided through its Capital Management Group. Provident's Trust and Financial Services Group currently manages assets of approximately $800 million. The Company is the first registered investment company for which Provident has provided investment advisory services.

         Provident is an Ohio banking corporation which, with its affiliates, on December 31, 1996, provided commercial lending, lease financing, consumer credit, credit card, discount brokering, data processing, personal loan financing and trust and asset management services through over 70 branch offices located in Ohio and Kentucky. Provident is a subsidiary of Provident Bancorp, Inc., a bank holding company headquartered in Cincinnati, Ohio, with approximately $6.8 billion in total consolidated assets as of December 31, 1996. Through its Ohio and Kentucky banking subsidiaries, Provident Bancorp, Inc. provides a wide range of banking services to individuals and businesses.

         Provident's Capital Management Group employs an experienced staff of professional investment analysts, portfolio managers and traders and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

         Under the Investment Advisory Agreement, Provident has agreed to provide, either directly or through one or more sub-advisers, investment advisory services for each of the Company's Funds as described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Company's Funds pays Provident a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: fifteen one-hundredths of one percent (.15%) for the Money Market Fund; forty one-hundredths of one percent (.40%) for the Income Fund; ninety-five one-hundredths of one percent (.95%) for the Income Equity Fund; fifty one-hundredths of one percent (.50%) for the Ohio Tax-Free Fund; eighty one-hundredths of one percent (.80%) for the Stock Appreciation Fund; eighty one-hundredths of one percent (.80%) for the Large Company Fund; and ninety one-hundredths of one percent (.90%) for the Balanced Fund. Provident may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends.

         Under the Prior Management Agreement, for the period from January 1, 1994 to July 31, 1994, the Income Fund incurred $58,055 in management fees, the Income Equity Fund incurred $69,030 in management fees, and the Money Market Fund incurred $130,493 in management fees. Under the Investment Advisory Agreement, for the fiscal years ended December 31, 1996 and 1995, and for the period from August 1, 1994 to December 31, 1994, the Funds incurred the following investment advisory fees:

                                                             Period from
                   Year Ended           Year Ended            8/01/94 to
     Fund           12/31/96             12/31/95              12/31/94
     ----          ----------           ----------           -----------
Money Market        $259,214             $221,912             $96,715

Income               143,483              144,461              68,703

Income Equity        688,484              407,229              59,054

Ohio Tax-Free         56,870               56,114              20,864

Stock                294,183               83,982(1)              N/A(1)
Appreciation

Balanced             183,256               76,231               2,255(2)
--------------------

(1)      Commenced operations on September 30, 1995.

(2)      Commenced operations on September 1, 1994.

         The Company paid no investment advisory fees to Provident with respect to the Large Company Fund for the fiscal periods listed in the foregoing table because the Large Company Fund did not commence operations until January 2, 1997.

         For the fiscal years ended December 31, 1996, 1995 and 1994, Provident waived investment advisory fees or reimbursed the Funds for certain expenses in the following amounts:

                         Year Ended           Year Ended          Year Ended
       Fund                12/31/96            12/31/95            12/31/94
       ----              ----------           ----------          -----------
Money Market                  --                   --                  --
Income                        --                    $548               --
Income Equity               $36,661               73,635               --
Ohio Tax-Free                11,373               11,778              $4,394
Stock Appreciation            --                     900                --
Balanced                     28,720               69,745              16,264


         The Directors of Provident are Allen L. Davis, Jack M. Cook, Thomas D. Grote, Jr., Philip R. Myers, Joseph A. Pedoto, Sidney A. Peerless, M.D., and Joseph A. Steger.

         The principal executive officers of Provident are Allen L. Davis, President and Chief Executive Officer; Philip R. Myers, Senior Executive Vice President; Robert L. Hoverson, Executive Vice President; John R. Farrenkopf, Senior Vice President and Chief Financial Officer; and Mark E. Magee, Senior Vice President, General Counsel and Secretary.

         Unless sooner terminated, the Investment Advisory Agreement and the Sub-Investment Advisory Agreement (as described below) continue in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Company's Board of Directors or by vote of a majority of the outstanding shares of such Fund (as defined under "The Company and its Funds" in the Prospectus) and a majority of the Directors who are not parties to the Investment Advisory Agreement or the Sub-Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or the Sub-Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement and the Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Fund, by vote of a majority of the outstanding shares of that Fund, or by Provident, or, in the case of a sub-adviser, on 60 days' prior written notice from such sub-adviser. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement and the Sub-Investment Advisory Agreement provide that the respective investment adviser or sub-investment adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment advisers or sub-investment adviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

SUB-ADVISER

         Pursuant to the terms of the Investment Advisory Agreement, Provident has entered into a Sub-Investment Advisory Agreement dated as of August 15, 1995, as amended as of January 1, 1997, with DePrince, Race & Zollo, Inc., 201 South Orange Avenue, Suite 850, Orlando, Florida 32801 ("DRZ"). Pursuant to the terms of such Sub-Investment Advisory Agreement, DRZ has been retained by Provident to manage the investment and reinvestment of that portion of the assets of the Income Equity Fund allocated to DRZ by the Company's Board of Directors subject to the direction and control of the Company's Board of Directors.

         Under this arrangement, DRZ is responsible for the day-to-day management of that specified portion of the Income Equity Fund's assets, investment performance, policies and guidelines, and maintaining certain books and records, and Provident is responsible for selecting and monitoring the performance of DRZ, the day-to-day management of that portion of the Income Equity Fund's assets allocated to it by the Company's Board of Directors, and for reporting the activities of DRZ in managing the Income Equity Fund to the Company's Board of Directors.

         For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with Provident, DRZ receives from Provident, a fee computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the Income Equity Fund's average daily net assets of up to $55 million and fifty-five one-hundredths of one percent (0.55%) of the Income Equity Fund's average daily net assets of $55 million and above. In addition, DRZ has indicated a willingness to manage net assets of the Income Equity Fund up to $75 million (exclusive of capital appreciation and depreciation and reinvestment of dividends), but not beyond. The Board of Directors have considered and shall continue to consider such limitation in determining what portion of the Income Equity Fund's assets should be allocated to DRZ to be managed.

         DRZ is owned jointly by Gregory M. DePrince, John D. Race and Victor
A. Zollo, Jr. DRZ was established on March 1, 1995, to provide mutual funds and other institutional investors with investment management services. Prior to April 1995, Messrs. DePrince, Race and Zollo were officers and directors of SunBank Capital Management, N.A., 200 South Orange Avenue, Orlando, Florida 32801 ("SunBank"), and now serve as the directors and officers of DRZ.

         From August 1, 1994, to August 14, 1995, SunBank served as the sub-investment adviser to the Income Equity Fund pursuant to a Sub-Investment Advisory Agreement dated August 1, 1994 (the "SunBank Sub-Advisory Agreement"). From August 1, 1992 to July 31, 1994, SunBank served as investment adviser to the Income Equity Fund pursuant to the SunBank Agreement. Pursuant to the SunBank Sub-Advisory Agreement and the SunBank Agreement, SunBank received a fee, computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (0.35%) of the Income Equity Fund's average daily net assets.

         For the period from January 1, 1994 to July 31, 1994, the Income Equity Fund paid SunBank $67,502 in advisory fees. Pursuant to the terms of the SunBank Sub-Advisory Agreement, for the period from August 1, 1994, to December 31, 1994, and for the period from January 1, 1995, to August 14, 1995, Provident paid $51,630 and $92,579, respectively, to SunBank in sub-investment advisory fees. For the year ended December 31, 1996 and for the period from August 15, 1995 to December 31, 1995, Provident paid $298,193 and $77,303, respectively, to DRZ in sub-investment advisory fees.

         From August 1, 1994 to December 31, 1996, James Investment Research, Inc., 1349 Fairground Road, Beavercreek, Ohio 45385 ("JIR"), served as the sub-investment adviser to the Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated August 1, 1994 (the "JIR Sub-Advisory Agreement"). For its services provided and expenses assumed pursuant to the JIR Sub-Advisory Agreement with Provident, JIR received from Provident a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (.50%) of the Balanced Fund's average daily net assets. Pursuant to the terms of the JIR Sub-Advisory Agreement, for the fiscal years ended December 31, 1996 and 1995, and for the period of September 1, 1994, through December 31, 1994, Provident paid JIR a total of $77,267, $25,332 and $2,819, respectively, in sub-investment advisory fees.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         In addition to serving as investment adviser, Provident has entered into an Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement with the Company to provide custody and certain fund accounting services to the Funds. Under the Amended and Restated Custodian, Fund Accounting and Recordkeeping Agreement dated as of August 1, 1994, as amended as of January 1, 1997, Provident receives an annual fee from each Fund, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the

Funds are as follows: .05% for the Money Market Fund; .10% for the Income Fund;
 .15% for each of the Income Equity Fund, the Balanced Fund, the Large Company Fund and the Stock Appreciation Fund; and .14% for the Ohio Tax-Free Fund. As custodian, Provident is responsible for safeguarding all securities and cash of the Funds.

         The following table sets forth the fees incurred by the Funds for the custody and fund accounting services provided by Provident for the fiscal years ended December 31, 1996, and 1995, and for the period of August 1, 1994 through December 31, 1994. No such fees were paid by the Large Company Fund during these periods because the Large Company Fund did not commence operations until January 2, 1997.


                                 Fiscal Year Ended
                                   December 31,                    August 1, 1994
                                 -----------------                     through
       Fund                  1996                1995             December 31, 1994
       ----                  ----                ----             ------------------
Money Market                 $86,401             $73,973           $60,632
Income                        35,870              36,115            21,295
Income Equity                108,638              72,596            38,288
Balanced                      30,516              12,666               835(2)
Stock Appreciation            55,160              15,578(1)            N/A
Ohio Tax-Free                 15,923              15,708             5,764

------------------------------------

(1)      Commenced operations September 30, 1995.

(2)      Commenced operations September 1, 1994.

         Under the Master Transfer and Recordkeeping Agreement dated February 24, 1992, as amended as of January 1, 1997, the Funds pay Provident the following fees for transfer agency services. The Money Market Fund pays a minimum annual fee of $24,000 for the first 500 shareholder accounts. For shareholder accounts of the Money Market Fund in excess of 500, the Money Market Fund pays an additional annual fee of $24 for each open shareholder account and $12 for each closed shareholder account. The Stock Appreciation Fund pays a minimum annual fee of $18,000 for the first 500 shareholder accounts. For shareholder accounts in excess of 500, the Stock Appreciation Fund pays an additional annual fee of $12 for each open shareholder account and $9 for each closed shareholder account. All other Funds pay a minimum annual fee of $20,000 for the first 500 shareholder accounts and, for shareholder accounts in excess of 500, an additional annual fee of $20 for each open shareholder account and $10 for each closed shareholder account. Such fees are calculated and paid on a per class basis.

         The following table sets forth the total amount of fees incurred by the Funds with respect to transfer agency and recordkeeping services for the fiscal years ended December 31, 1996, 1995 and 1994. No such fees were paid by the Large Company Fund during these periods because the Large Company Fund did not commence operations until January 2, 1997.

                          Fiscal Year         Fiscal Year         Fiscal Year
                             Ended               Ended               Ended
        Fund               12/31/96             12/31/95           12/31/94
        ----               --------             --------           --------
Money Market               $79,137              $59,257            $30,122
Income                      38,891               37,402             11,528
Income Equity               58,165               42,860             12,105
Balanced                    44,600               22,857                263(1)
Stock Appreciation          38,988                9,834(2)             N/A
Ohio Tax-Free               26,007               25,445              1,686(3)

-------------------------------


(1)      Commenced operations August 1, 1994

(2)      Commenced operations September 30, 1995.

(3)      Commenced operations September 1, 1994.

----------------------------------------------------------------------------
                            SECURITIES TRANSACTIONS
----------------------------------------------------------------------------

         Each adviser, under policies established by the Board of Directors, selects broker-dealers to execute transactions for the Funds. It is the policy of the Company, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both the price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Directors in determining the overall reasonableness of brokerage commissions paid. In determining best execution and selecting brokers to execute transactions, the advisers may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to the Funds or to any other account over which the advisers or their affiliates exercise investment discretion. Each adviser is authorized to pay broker-dealers who provide such brokerage and research services a commission for executing each such Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to a Fund or to the adviser is considered to be in addition to and not in lieu of services required to be performed by such adviser under its agreement with the Company. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Funds and other clients of the adviser who may indirectly benefit from the availability of such information. Similarly, the Funds may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreements, the advisers are permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the advisers do follow such a practice, they will do so on a basis which is fair and equitable to the Company and its Funds.

         From time to time DRZ may direct brokerage transactions for the Income Equity Fund to brokerage firms in return for research services from such firms. Such research services include performance measurement services, databases containing financial and other information on companies, news retrieval systems, stock quote systems, and computer software programs that measure performance, identify companies on the basis of certain selection criteria, and allocate trades. For the fiscal year ended December 31, 1996, DRZ directed such transactions to the following brokers in the following amounts and paid the following brokerage commissions:

                                                                             Brokerage
      Broker                             Amount of Transaction              Commissions
      ------                             ---------------------              -----------
Alpha Management                                  $964,173                     $1,551

Donaldson, Lufkin &                              8,221,133                     12,455
Jenrette

Donaldson and Company                              635,817                        814

Factset                                          4,261,816                      6,396

First Boston Co.                                 4,956,443                      7,975

Merill Lynch Co.                                 1,884,699                      2,793

                                                                          Brokerage
      Broker                          Amount of Transaction              Commissions
      ------                          ---------------------              -----------
Paine Webber Co.                             5,198,062                      7,810

Robertson, Stephens                            174,167                        258
Company

Standard & Poors Co.                         3,436,240                      4,694
                                           -----------                    -------
TOTAL                                      $29,732,550                    $44,746
                                           ===========                    =======


         In addition, DRZ, on behalf of the Income Equity Fund, in the past has directed brokerage transactions to First Boston Corporation, which participates in fee recapture programs whereby such brokerage firms refund a portion of the Income Equity Fund's brokerage commissions to the Income Equity Fund. For the fiscal year ended December 31, 1995, the total amount of brokerage transactions directed by DRZ to First Boston Corp. was $29,487,974, and the total amount of brokerage commissions paid to First Boston Corp. under this arrangement was $50,199.

         On behalf of the Stock Appreciation Fund, Provident from time to time directs brokerage transactions to Autranet (a subsidiary of Donaldson, Lufkin & Jenrette), to William O'Neill & Company, and to Kalb Vorrhis & Company in return for fundamental and technical research on equity securities. For the fiscal year ended December 31, 1996, Provident directed brokerage transactions to these firms in the following amounts: $37,016,998, $28,391,761, and $2,296,553, respectively, and paid to such brokers on behalf of the Stock Appreciation Fund the following brokerage commissions for those transactions:
$84,283, $60,054 and $5,100, respectively.

         The Money Market Fund, the Income Fund and the Ohio Tax-Free Fund expect that purchases and sales of income securities usually will be principal transactions. Income securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by such Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or reflect a dealer's mark down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Income Fund may seek to maximize the rate of return on its portfolio by engaging in short-term trading consistent with its investment objective. Trading will occur primarily in anticipation of or in response to market developments or to take advantage of a market decline (a rise in interest rates) or to purchase in anticipation of a market rise (a decline in interest rates) and later sell. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such things as changes in the overall demand for, or supply of, various types of U.S. government securities and other eligible securities or changes in the investment objectives of investors. This policy of short-term trading may result in a higher portfolio turnover and increased expenses.

         The Income Equity Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund expect that purchases and sales of equity securities usually will be effected through brokerage transactions for which commissions will be payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark up or mark down. Where transactions are made in the over-the-counter market, such Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

         The Income Equity Fund may participate, if and when practicable, in group bidding for the purchase directly from an issuer of certain securities for such Fund in order to take advantage of the lower purchase price available to members of such a group.

         The Company's Board of Directors has determined that each Fund may follow a policy of considering sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution, including best price, described above.

         The policy of the Company with respect to brokerage is and will be reviewed by the Board of Directors from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Investment decisions for the Funds are made independently from similar accounts managed by the advisers. Such similar accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and such accounts managed by the advisers, the transaction will be averaged as to price and available investments allocated as to amount in the manner which each adviser believes to be equitable to a Fund and such accounts. In some instances, these investment procedures may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, each adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for its similar accounts in order to obtain best execution.

         The following table sets forth brokerage commissions paid by the Funds for the past three fiscal years:

                                                                For the Year Ended(1)

            Fund                        12/31/96                      12/31/95                      12/31/94
            ----                        --------                      --------                      --------
Money Market                           $   -0-                       $   -0-                       $   -0-
Income                                     -0-                           -0-                           -0-
Income Equity                           304,979(2)                    269,007(3)                      93,502
Balanced                                 27,535                        15,465                          2,217
Stock                                   218,171                       446,816(4)                     557,458(5)
Appreciation
Ohio Tax-Free                              -0-                           -0-                           -0-
--------------------

(1) Unless otherwise indicated, no brokerage commissions were paid to an affiliated broker-dealer.

(2) Of this amount, $76,751 was paid to Provident Securities & Investment Company, an affiliate of Provident.

(3) Of this amount, $67,723 was paid to Provident Securities & Investment Company, an affiliate of Provident.

(4) Includes the fiscal year ended September 30, 1995 and the fiscal period of October 1, 1995, through December 30, 1995.

(5)      For the fiscal year ended September 30, 1994.

         No brokerage commissions were paid by the Large Company Fund during any of the foregoing periods, because the Large Company Fund did not commence operations until January 2, 1997.

         During the fiscal year ended December 31, 1996, the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund and the Stock Appreciation Fund held securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, or their parent companies, including those of Dean Witter, Donaldson Lufkin & Jenrette, Goldman Sachs & Co., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc., PaineWebber Group, Inc. and Prudential. At December 31, 1996, the Money Market Fund held approximately $7,000,000 of Merrill Lynch discount notes, an $18,295,000 repurchase agreement with Dean Witter and a $35,000,000 repurchase agreement with Prudential Funding Corp. At December 31, 1996, the Income Fund held approximately $540,000 of Lehman Brothers Holdings corporate bonds, and the Ohio Tax-Free Fund held approximately $443,000 of the Goldman Tax-Free Fund.

-------------------------------------------------------------------------------
                                 ADMINISTRATOR
------------------------------------------------------------------------------

         BISYS Fund Services Limited Partnership (formerly The Winsbury Company) serves as administrator (the "Administrator") to the Company and each Fund pursuant to the Administration Agreement dated February 1, 1996, as amended as of January 1, 1997 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by Provident and DRZ under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, as applicable, and by Provident under the Custodian, Fund Accounting and Recordkeeping Agreement and under the Master Transfer and Recordkeeping Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Company, furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and transfer agent; prepare compliance filings pursuant to state securities laws; assist to the extent requested by the Company with the Company's preparation of its Annual and SemiAnnual Reports to Shareholders and its Registration Statements (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Fund, periodic review of the amount of the deviation, if any, of the current net asset value per share (calculated using available market quotations or an appropriate substitute that reflects current market conditions) from the Money Market Fund's amortized cost price per share; and generally assist in all aspects of the Company's operations other than those performed by Provident and DRZ under the Investment Advisory Agreement and Sub-Investment Advisory Agreement, and by Provident under the Custodian, Fund Accounting and Recordkeeping Agreement and under the Master Transfer and Recordkeeping Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, at the annual rate of 0.20% of that Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until December 31, 1997. The Administration Agreement thereafter shall be renewed automatically for successive two-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administrative Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Company's Board of Directors or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error or judgment or mistake of law or any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

         The following table sets forth the fees paid by the Funds for administrative services for the past two fiscal years and the period of February 1, 1994 through December 31, 1994:

                                                                                                    From 2/1/94
                                             Year Ended                 Year Ended                    through
                Fund                          12/31/96                   12/31/95                    12/31/94
                ----                          --------                   --------                    --------
Money Market                                 $345,611                    $296,225                  282,711(1)
Income                                         71,742                      72,231                   53,444(1)
Income Equity                                 144,850                      96,796                   59,369(1)
Ohio Tax-Free                                  22,744                      22,439                    8,346(2)
Stock Appreciation                             73,546                      20,771(3)                   N/A
Balanced                                       40,688                      16,888                    1,113(4)
--------------------

(1) Keystone Custodian Funds, Inc., 200 Berkeley Street, Boston, Massachusetts 02116 ("Keystone") provided administration services for the one-month period ended January 31, 1994. For such period the Income Fund paid Keystone an administration fee of $8,178, the Income Equity Fund paid Keystone an administration fee of $8,904, and the Money Market Fund paid to or accrued for the account of Keystone an administration fee of $12,019.

(2)      Commenced operations August 1, 1994.

(3)      Commenced operations October 1, 1995.

(4)      Commenced operations September 1, 1994.

         The Large Company Fund did not pay administration fees to the Administrator for any of the foregoing periods because it did not commence operations until January 2, 1997.

-------------------------------------------------------------------------------
                                  DISTRIBUTOR
-------------------------------------------------------------------------------

         The Distributor serves as distributor to the Company and each of the Funds pursuant to the Distribution Agreement dated February 1, 1994, as amended as of January 1, 1997 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement continues for successive one-year periods ending December 31 of each year if approved at least annually by the Company's Board of Directors or by the vote of a majority of the outstanding shares of the Company, and by the vote of a majority of the Directors of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         For the fiscal years ended December 31, 1996 and 1995 and for the period from February 1, 1994 to December 31, 1994, commissions paid to the Distributor under the Distribution Agreement with respect to the sale of shares of the Company, after discounts to dealers, were $675,842, $314,870 and $311,412, respectively. For such periods, $634,802, $190,064 and $276,225 were reallowed by the Distributor to Provident Securities & Investment Company, an affiliate of Provident.

         For the one-month period ended January 31, 1994, Fiduciary Investment Company, Inc. ("FICO") served as principal underwriter for the Company pursuant to a Principal Underwriting Agreement (the "Underwriting Agreement") between the Company and FICO. For the one-month period ended January 31, 1994, FICO received no payments from the Money Market Fund, the Income Fund or the Income Equity Fund.

-------------------------------------------------------------------------------
                               DISTRIBUTION PLANS
-------------------------------------------------------------------------------

         Each Fund has adopted a Distribution and Shareholder Service Plan and Agreement relating to its Investor A class of shares (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act. In addition, each of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund has adopted a Distribution and Shareholder Service Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to its Investor B Class of Shares (the "Investor B Plan"). The Investor A Plan and the Investor B Plan are hereinafter referred to as the "Plans." Rule 12b-1 regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. Each Fund adopted both its Investor A Plan and Investor B Plan prior to the public offering of its shares of that class. The Investor A Plan provides that a Fund may incur certain expenses which may not exceed a maximum amount up to 0.25% of such Fund's average daily net assets for any fiscal year occurring after the inception of the Investor A Plan. Amounts paid under the Investor A Plan are to be paid to the Distributor in order to pay costs of distribution of a Fund's Investor A shares, including payment to the Distributor for efforts expended in respect of or in furtherance of sales of Investor A shares of the Fund and to enable the Distributor to pay or to have paid to others who sell or have sold Fund Investor A shares a maintenance or other fee, at such intervals as the Distributor may determine in respect of Fund Investor A shares previously sold by any such others at any time and remaining outstanding during the period in respect of which such fee is or has been paid. Such payments would be made through the Distributor to compensate broker-dealers and others whose clients invest in Investor A shares of a Fund for continuing services to their clients based on the average daily net asset value of such accounts remaining outstanding on the books of the Fund for specified periods.

         The Investor B Plan authorizes a Fund to make payments to the Distributor in an amount not in excess, on an annual basis, of 1.00% of the average daily net asset value of the Investor B shares of that Fund. Pursuant to the Investor B Plan, a Fund is authorized to pay or reimburse the Distributor (a) a distribution fee in an amount not to exceed on an annual basis .75% of the average daily net asset value of Investor B shares of that Fund (the "Distribution Fee") and (b) a service fee in an amount not to exceed on an annual basis .25% of the average daily net asset value of the Investor B shares of such Fund (the "Service Fee"). Payments of the Distribution Fee to the Distributor pursuant to the Investor B Plan will be used (i) to compensate Participating Organizations (as defined below) for providing distribution assistance relating to Investor B shares, and (ii) for promotional activities intended to result in the sale of Investor B shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders. Payments of the Service Fee to the Distributor pursuant to the Investor B Plan will be used to compensate Participating Organizations for providing shareholder services with respect to their customers who are, from time to time, beneficial and record holders of Investor B shares. Participating Organizations include banks (including Provident and its affiliates), broker-dealers and other institutions.

         The Funds make no payments in connection with the sales of their shares other than the fees paid to the Distributor under the respective Plans. As a result, the Funds do not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the Funds, or interest, carrying or other financing charges in connection with excess amounts expended.

         All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to a Plan or any related agreement must provide to the Company's Board of Directors at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments from the Distributor pursuant to a Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

         While each Plan is in effect, the selection and nomination of Directors of the Company who are not "interested persons" as defined by the 1940 Act ("Independent Directors") is committed to the discretion of the Independent Directors then in office.

         Each Plan was approved by the Board of Directors and by those Independent Directors who have no direct or indirect financial interest in the operation of each Plan or any agreements of the Company or any other person related to a Plan ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such Plan. Each Plan may be continued annually if approved by a majority vote of the Directors, and by a majority of the Rule 12b-1 Directors, cast in person at a meeting called for that purpose. Each Plan may not be amended in order to increase materially the amount of distribution expenses permitted under a Plan without being approved by a majority vote of the outstanding voting shares of that class of the Fund. Each Plan may be terminated as to a specific class of a Fund at any time by a majority vote of the Rule 12b-1 Directors or a majority of the outstanding voting shares of the effected class of that Fund.

         For the fiscal year ended December 31, 1996, the following amounts were payable by the Funds (except for the Large Company Fund, which did not commence operations until January 2, 1997) to the Distributor and waived by the Distributor, respectively, under the Plans.

                                              Investor A Plan                     Investor B Plan
                                              ---------------                     ---------------
                     Fund                Payable           Waived            Payable           Waived
                     ----                -------           ------            -------           ------
Money Market Fund                    $432,174         $432,174                        N/A(1)
Income Fund                            86,548           30,720          $12,436               $0
Income Equity Fund                    168,345           30,199           51,209                0
Ohio Tax-Free Fund                     26,681            N/A              7,017                0
Stock Appreciation Fund                90,637            N/A              5,182                0
Balanced Fund                          30,170           11,929           82,801                0

-----------------------------

(1) The Money Market Fund does not offer Investor B shares and therefore does not make payments under the Investor B Plan.

-------------------------------------------------------------------------------
                                 CAPITAL STOCK
-------------------------------------------------------------------------------

         The Company has authorized capital of 3,000,000,000 shares, $.001 par value. The Company's Articles of Incorporation authorizes the Board of Directors to divide the Company's capital stock into unlimited series and classes. The Company presently has seven series of shares which represent interests in the Funds of the Company. The shares of each Fund, other than the Money Market Fund, are offered in two separate Classes: Investor A shares and Investor B shares. Shares of the Money Market Fund are only offered in the Investor A class of shares. Each share of the Company is entitled to one vote. Fractional shares have proportionate voting rights and participate pro rata in dividends and distributions. Shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights except as otherwise described in the Prospectus. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares" in the Prospectus. The shares are transferable without restriction. The Company does not issue certificates representing shares.

         Company shares have non-cumulative rights, which means that the holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares so voting are not able to elect any Directors.

-------------------------------------------------------------------------------
                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS
-------------------------------------------------------------------------------

TOTAL RETURN

         Total return quotations for each of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Stock Appreciation Fund, the Large Company Fund and the Balanced Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which a Fund has had operations, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. Aggregate total return is a measure of the change in value of an investment in a Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

         The average annual total returns of each of the Investor A Shares of the Funds are as follows:

                                                           Investor A Shares

                               With Front-End Sales Loads                     Without Front-End Sales Loads
                               --------------------------                     -----------------------------
                        One Year      Five Years       Inception       One Year        Five Years       Inception
                         Ended           Ended             to            Ended            Ended             to
        Fund            12/31/96       12/31/96       12/31/96(1)      12/31/96         12/31/96       12/31/96(1)
        ----            --------       --------       -----------      --------         --------       -----------
Money Market             4.89%            N/A            4.21%           4.89%             N/A            4.21%

Income                  (2.12%)           N/A            3.13%           2.51%             N/A            4.25%

Income Equity           14.52%            N/A           16.25%          19.88%             N/A           17.52%

Ohio Tax-Free           (1.72%)           N/A            3.47%           2.95%             N/A            5.45%
Stock
Appreciation2            5.19%           7.08%           9.47%          10.17%            8.08%          10.01%

Balanced                 0.96%            N/A            8.53%           5.76%             N/A           10.69%

------------------
(1) Dates of Inception: Money Market and Income Funds -- 10/1/92; Income Equity Fund -- 10/8/92; Ohio Tax-Free Fund -- 8/1/94; Stock Appreciation Fund -- 7/23/87; and the Balanced Fund -- 9/1/94.

(2) The performance for the Stock Appreciation Fund includes the performance of the MIM Stock Appreciation Fund, the Stock Appreciation Fund's predecessor.

         The average annual total returns of each of the Investor B Shares of the Funds are as follows:

                                                                  Investor B Shares

               Fund                         One Year Ended 12/31/96              Inception to 12/31/96(3)(4)
               ----                         -----------------------              ---------------------------
Income                                              (2.17%)                                   3.37%
Income Equity                                       15.67%                                   16.72%
Ohio Tax-Free                                       (1.76%)                                   3.23%
Stock Appreciation                                   5.10%                                    9.93%
Balanced                                             1.27%                                    8.83%

----------------
(3) Dates of Inception -- the Income, Income Equity, Tax-Free and Balanced Funds -- 1/15/95; and the Stock Appreciation Fund -- 10/1/95.

(4) Includes the total return for the Investor A shares from January 1, 1995 to January 16, 1995.

         Without reimbursement of expenses and/or waiver of fees by Provident, the average annual total returns of the Money Market Fund, the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund and the Balanced Fund for such periods would have been lower.

         For the one year, five year and ten year periods ended December 31, 1996, the average annual total returns for the CIFs (the predecessors to the Large Company Fund) have been restated to reflect the estimated fees for the Large Company Fund for the current fiscal year and are as follows:

                                               Investor A Shares
                                               -----------------
               With Front-End Sales Loads                               Without Front-End Sales Loads
               --------------------------                               -----------------------------
    One Year           Five Year           Ten Year           One Year            Five Year           Ten Year
    --------           ---------           --------           --------            ---------           --------
     18.76%              13.76%             12.39%             24.34%              14.30%              12.91%


                                                Investor B Shares
                                                -----------------
                                     Without Contingent Deferred Sales Loads
                                     ---------------------------------------
              One Year                              Five Year                              Ten Year
              --------                              ---------                              --------
               23.43%                                 13.45%                                12.07%

        These performance figures are not those of the Large Company Fund. And, of course, past performance is no guarantee as to future performance.

30-DAY YIELD

         Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a recent 30-day period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period.

         The current yields of the Investor A shares of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund and the Balanced Fund, assuming the imposition of a sales load, were 5.14%, 1.33%, 3.32% and 1.53%, respectively, for the 30-day period ended December 31, 1996, and, assuming the imposition of no sales load, 5.39%, 1.40%, 3.48% and 1.60%, respectively. For such period, the current yields of the Investor B Shares of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund and the Balanced Fund, assuming the imposition of the maximum contingent deferred sales charge, were 4.52%, 0.56%, 2.71% and 0.78%, respectively. Without reimbursement of expenses and/or waiver of fees by Provident, the current yields of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund and the Balanced Fund for the same period would have been lower.

         In addition, with respect to the Ohio Tax-Free Fund, tax equivalent yields will be computed by dividing that portion of the Ohio Tax-Free Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of the Ohio Tax-Free Fund which is not tax-exempt. For the 30-day period ended December 31, 1996, the tax-equivalent yield for the Investor A shares of the Ohio Tax-Free Fund (assuming a 39.6% federal tax rate) was 5.49%, assuming the imposition of the maximum sales charge, and 5.75%, excluding the effect of a sales charge. For that same period, the tax-equivalent yield for the Investor B shares of the Ohio Tax-Free Fund (assuming a 39.6% federal tax rate) was 4.48%.

SEVEN-DAY YIELD

         The yield for the Money Market Fund as it may appear from time to time in advertisements will be calculated by determining the net change, exclusive of capital changes (all realized and unrealized gains and losses), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts in proportion to the length of the base period and the Money Market Fund's average account size.

         If realized and unrealized gains and losses were included in the yield calculation, the yield of the Money Market Fund might vary materially from that reported in advertisements. For the seven-day period ended December 31, 1996, the current yield of the Money Market Fund was 4.94%.

         In addition to the yield of the Money Market Fund, its effective yield may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period yield by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. For the seven-day period ended December 31, 1996, the effective yield of the Money Market Fund was 5.06%.

         The yield and effective yield as quoted in such advertisements will not be based on information as of a date more than fourteen days prior to the date of their publication. Each yield will vary depending on market conditions and principal. Each yield also depends on the quality, maturity and type of instruments held and operating expenses. The advertisements will include, among other things, the length of the base period and the date of the last day in the base period used in computing the quotation.

DISTRIBUTION RATES

         Each of the Income Fund, the Income Equity Fund, the Ohio Tax-Free Fund, the Balanced Fund and the Stock Appreciation Fund may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus. The following table sets forth the distribution rates of the Investor A and B Shares for the year ended December 31, 1996.

                                                               Investor A Shares

                                    With Front-End Sales Loads                 Without Front-End Sales Loads

                                  Includes              Excludes              Includes              Excludes
Fund                            Capital Gains         Capital Gains        Capital Gains          Capital Gains
----                            -------------         -------------        -------------          -------------
Income                              5.18%                 5.18%                5.42%                  5.42%

Income Equity                      16.86%                 1.65%               17.65%                  1.73%

Ohio Tax-Free                       3.67%                 3.67%                3.84%                  3.84%

Balanced                            2.52%                 2.52%                2.64%                  2.64%

Stock Appreciation                 10.48%                 0.00%               10.97%                  0.00%

                                                                      Investor B Shares
Fund                                              Includes Capital Gains              Excludes Capital Gains
----                                              ----------------------              ----------------------
Income                                                    4.58%                               4.58%

Income Equity                                            16.57%                               0.97%

Ohio Tax-Free                                             3.01%                               3.01%

Balanced                                                  2.12%                               2.12%

Stock Appreciation                                       10.59%                               0.00%


GENERAL

         The yield and total return of any investment are generally a function of quality and maturity, type of investment and operating expenses. A Fund's yields and total return will fluctuate from time to time and are not necessarily representative of future results.

         Yield and total return information is useful in reviewing a Fund's performance, but because yield and total return will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. An investor's principal is not guaranteed by the Fund.

         From time to time, the Company may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (a) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (b) discussions of general economic trends; (c) presentations of statistical data to supplement such discussions; (d) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Company; (e) descriptions of investment strategies for one or more of the Funds within the Company; (f) descriptions of investment strategies for one or more of such Funds; (g) descriptions or comparisons of various investment products, which may or may not include the Funds; (h) comparisons of investments products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (i) discussions of fund rankings or ratings by recognized rating organizations; and (j) testimonials describing the experience of persons who have invested in one or more of the Funds.

-------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Company, as of April 3, 1997, the persons listed below owned of record 5% or more of the following Funds:

                          Name and Address
Fund                      of Owner of Record                            % Ownership
----                      ------------------                            -----------
Money Market,             The Provident Bank
Investor A Shares         P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           68.40%

                          BHC Securities, Inc.
                          One Commerce Square
                          Philadelphia, Pennsylvania 19103                      26.51%

Balanced,                 BHC Securities, Inc.
Investor A Shares         One Commerce Square
                          Philadelphia, Pennsylvania 19103                      55.60%

                          The Provident Bank as
                          Trustee for Provident Bancorp
                          401K Equity
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           11.55%

                          The Provident Bank as
                          Trustee for Trustmark 401K Daily
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                            8.57%

                          Provident Bank Trust Department
                          Employees Benefit Plan
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           15.59%

Ohio Tax-Free,            Provident Bank Trust Department
Investor A Shares         P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           98.60%

Ohio Tax-Free,            BHC Securities, Inc.
Investor B Shares         One Commerce Square
                          Philadelphia, Pennsylvania 19103 (1)                  56.47%

Large Company,            Provident Bank Trust Department
Investor A Shares         P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           99.62%

Large Company,            BHC Securities, Inc.
Investor B Shares         One Commerce Square
                          Philadelphia, Pennsylvania 19103 (1)                  87.21%

                                     B - 53

                          Name and Address
Fund                      of Owner of Record                            % Ownership
----                      ------------------                            -----------
Income Equity,            Chase Manhattan Bank as Trustee
Investor A Shares         for The General Cable Corporation
                          4 Tesseneer Drive
                          Highland Heights, Kentucky 41076                      41.78%

                          BHC Securities, Inc.
                          One Commerce Square
                          Philadelphia, Pennsylvania 19103                      26.47%

                          Provident Bank Trust Department
                          Employees Benefit Plan
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                            7.53%

Income,                   The Provident Bank
Investor A Shares         One East Fourth Street
                          Cincinnati, Ohio 45202                                45.87%

                          Provident Bank Trust Department
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           39.39%

                          Provident Bank Trust Department
                          Employees Benefit Plan
                          P.O. Box 691198
                          Cincinnati, Ohio 45269-1198                           10.55%

Income,                   Fifth Third Bank as Trustee for
Investor B Shares         Cincinnati Institute of Fine Arts
                          P.O. Box 630074
                          Cincinnati, Ohio 45263                                17.74%

Stock                     BHC Securities, Inc.
Appreciation,             One Commerce Square
Investor B Shares         Philadelphia, Pennsylvania 19103 (1)                  17.63%

-------------------

(1) BCH Securities, Inc. holds such shares for various underlying beneficial owners.

AUDITORS

         The financial statements of each of the Funds, except the Large Company Fund, at and for the fiscal year ended December 31, 1996, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, Ohio 45202, independent certified public accountants as set forth in their report appearing elsewhere herein and are included in reliance upon such report given on the authority of Ernst & Young LLP as experts in auditing and accounting.

LEGAL COUNSEL

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215, is counsel to the Company and will pass upon the legality of the shares offered hereby.

GENERAL

         Except as otherwise stated in the Prospectus, this Statement of Additional Information, or required by law, the Company reserves the right to change the terms of the offer stated in the Prospectus or this Statement of Additional Information without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Prospectus, this Statement of Additional Information or in supplemental sales literature issued by the Company or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission") which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

-------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

         The following financial statements relate to each of the Funds, except the Large Company Fund, at and for the fiscal year ended December 31, 1996. Effective January 2, 1997, The Riverfront Flexible Growth Fund changed its name to The Riverfront Balanced Fund. Financial statements of the Large Company Fund are not included in this Statement of Additional Information because the Large Company Fund did not commence operations until January 2, 1997.

Report of Independent Accountants
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996


To the Shareholders and Directors
The Riverfront Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Riverfront Funds, Inc. (comprising, respectively, U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Flexible Growth Fund, and Stock Appreciation Fund) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund, and from October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund, and financial highlights for each of the two years ended December 31, 1996 of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund and for the year ended December 31, 1996 and the period October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Stock Appreciation Fund for the periods and years ended prior to October 1, 1995, were audited by other auditors whose report dated October 11, 1995, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
                                                              ------------------

Cincinnati, Ohio
February 20, 1997

Statements of Assets and Liabilities
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996


                                                                                            U.S. GOVERNMENT        U.S. GOVERNMENT
                                                                                            SECURITIES  MONEY          INCOME
                                                                                               MARKET FUND              FUND
                                                                                               -----------              ----

Assets:
Investments, at value (Cost $128,546,762; $34,345,949; and $77,468,431, respectively)...       $128,546,762           $34,599,514

Repurchase agreements (Cost $53,295,000; $0; and $0, respectively)......................         53,295,000
                                                                                               ------------           -----------
TOTAL INVESTMENTS ......................................................................        181,841,762           34,599,514
Interest and dividends receivable ......................................................             53,298              424,677
Receivable for capital shares issued ...................................................                                      71
Receivable from brokers for investments sold ...........................................

Prepaid expenses and other assets ......................................................              1,426               26,993
                                                                                               ------------          -----------

TOTAL ASSETS ...........................................................................        181,896,486           35,051,255
                                                                                               ------------          -----------
Liabilities:
Dividends payable ......................................................................            708,084                  412
Payable for capital shares redeemed ....................................................                                   7,558
Payable to brokers for investments purchased ...........................................
Accrued expenses AND other payables:
    Investment advisory fees ...........................................................             21,577               11,883
    Administration fees ................................................................             28,769                5,943
    12b-1 fees (Investor A) ............................................................                                   4,314
    12b-1 fees (Investor B) ............................................................                                   1,100
    Registration and filing fees .......................................................             35,059                6,289
    Transfer agent fees ................................................................              6,368                3,345
    Audit and legal fees ...............................................................             42,052                9,117
    Printing fees ......................................................................             26,134                7,306
    Other ..............................................................................             11,184                3,155
                                                                                               ------------          -----------
TOTAL LIABILITIES ......................................................................            879,227               60,422
                                                                                               ------------          -----------

Net Assets:
Capital ................................................................................        181,019,549           36,562,678
Undistributed (distributions in excess of) net investment income (loss) ................                                  30,029
Net unrealized apppreciation on investments ............................................                                 253,565
Accumulated undistributed net realized gains (losses) on investment
transactions ...........................................................................             (2,290)          (1,855,439)
                                                                                               ------------          -----------
    NET ASSETS .........................................................................       $181,017,259          $34,990,833
                                                                                               ============          ===========

Net Assets
    Investor A Shares ..................................................................       $181,017,259          $33,694,340
    Investor B Shares ..................................................................                 NA            1,296,493
                                                                                               ------------          -----------
        Total ..........................................................................       $181,017,259          $34,990,833
                                                                                               ============          ===========

Shares of capital stock
    Investor A Shares ..................................................................        181,019,549            3,571,637
    Investor B Shares ..................................................................                 NA              121,807
                                                                                               ------------          -----------

        Total ..........................................................................        181,019,549            3,693,444
                                                                                               ============          ===========
Net asset value
    Investor A Shares -- redemption price per share ....................................       $       1.00          $      9.43
    Investor B Shares -- offering price per share* .....................................                 NA                10.64
                                                                                               ============          ===========
Maximum Sales Charge (Investor A) ......................................................                 NA                 4.50%
                                                                                               ============          ===========

Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) (a) .....................................       $       1.00          $      9.87
                                                                                               ============          ===========

                                                                                                      INCOME
                                                                                                      EQUITY
                                                                                                       FUND
                                                                                                       ----
Assets:
Investments, at value (Cost $128,546,762; $34,345,949; and $77,468,431, respectively)               $81,452,789
Repurchase agreements (Cost $53,295,000; $0; and $0, respectively)
                                                                                                    -----------
TOTAL INVESTMENTS ......................................................................             81,452,789
Interest and dividends receivable ......................................................                244,834
Receivable for capital shares issued ...................................................                 44,285
Receivable from brokers for investments sold ...........................................                 83,107

Prepaid expenses and other assets ......................................................                 19,622
                                                                                                    -----------

TOTAL ASSETS ...........................................................................             81,844,637
                                                                                                    -----------
Liabilities:
Dividends payable ......................................................................
Payable for capital shares redeemed ....................................................                 11,492
Payable to brokers for investments purchased ...........................................                690,245
Accrued expenses and other payables:
    Investment advisory fees ...........................................................                 60,830
    Administration fees ................................................................                 12,986
    12b-1 fees (Investor A) ............................................................                 12,172
    12b-1 fees (Investor B) ............................................................                  6,300
    Registration and filing fees .......................................................                 12,246
    Transfer agent fees ................................................................                    999
    Audit and legal fees ...............................................................                 14,209
    Printing fees ......................................................................                 12,863
    Other ..............................................................................                 10,271
                                                                                                    -----------
TOTAL LIABILITIES ......................................................................                844,613
                                                                                                    -----------

Net Assets:
Capital ................................................................................             74,654,539
Undistributed (distributions in excess of) net investment income (loss) ................
Net unrealized apppreciation on investments ............................................              3,984,358
Accumulated undistributed net realized gains (losses) on investment
transactions ...........................................................................              2,361,127
                                                                                                    -----------
    NET ASSETS .........................................................................            $81,000,024
                                                                                                    ===========

Net Assets
    Investor A Shares ..................................................................            $73,368,104
    Investor B Shares ..................................................................              7,631,920
                                                                                                    -----------
        Total ..........................................................................            $81,000,024
                                                                                                    ===========

Shares of capital stock
    Investor A Shares ..................................................................              6,154,052
    Investor B Shares ..................................................................                627,857
                                                                                                    -----------

        Total...........................................................................              6,781,909
                                                                                                    ===========
Net asset value
    Investor A Shares -- redemption price per share ....................................            $     11.92
    Investor B Shares -- offering price per share* .....................................                  12.16
                                                                                                    ===========
Maximum Sales Charge (Investor A) ......................................................                   4.50%
                                                                                                    ===========

Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) (a) .....................................            $     12.48
                                                                                                    ===========


(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
* Redemption price of Investor B shares varies based on length of time shares are held.
NA   Not applicable


See Notes to Financial Statements.

Statements of Assets and Liabilities
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996

                                                                                            OHIO TAX-FREE        FLEXIBLE GROWTH
                                                                                              BOND FUND                FUND
                                                                                              ---------                ----
ASSETS:
Investments, at value (Cost $11,126,979; $18,999,696;
  and $26,843,438, respectively)....................................................         $11,577,458           $21,053,295
Cash ...............................................................................               1,912
Interest and dividends receivable ..................................................              70,747               116,765
Receivable for capital shares issued ...............................................              50,000                44,095
Receivable from brokers for investments sold .......................................
Unamortized organization costs .....................................................
Prepaid expenses and other assets
 ...................................................................................                 729                24,321
                                                                                             -----------           -----------

Total Assets .......................................................................          11,700,846            21,238,476
                                                                                             -----------           -----------
Liabilities:
Cash Overdraft .....................................................................                                   364,681
Payable for capital shares redeemed ................................................                                    28,247
Payable to brokers for investments purchased .......................................
Accrued expenses and other payables:
    Investment advisory fees .......................................................               3,935                14,917
    Administration fees ............................................................               1,964                 3,728
    12b-1 fees (Investor A) ........................................................               2,413                 1,460
    12b-1 fees (Investor B) ........................................................                 807                 8,469
    Transfer agent fees ............................................................               2,933                 5,235
    Audit and legal fees ...........................................................               3,723                 5,259
    Printing fees ..................................................................               3,000                 5,394
    Custodian fees .................................................................               1,377                 2,797
    Organizational fees ............................................................               3,456                   983
    Other ..........................................................................                 214                 2,828
                                                                                             -----------           -----------
TOTAL LIABILITIES ..................................................................              23,822               443,998
                                                                                             -----------           -----------
NET ASSETS:
Capital ............................................................................          11,222,517            18,891,988
Undistributed (distributions in excess of) net investment income (loss) ............               6,757                 2,553
Net unrealized appreciation on investments .........................................             450,479             2,053,599
Accumulated undistributed net realized gains (losses) on investment
  transactions .....................................................................              (2,729)             (153,662)
                                                                                             -----------           -----------
    Net Assets .....................................................................        $ 11,677,024          $ 20,794,478
                                                                                            ============          ============

Net Assets
    Investor A Shares ..............................................................        $ 10,693,087          $ 10,786,341

    Investor B Shares ..............................................................             983,937            10,008,137
                                                                                             -----------           -----------
      Total ........................................................................         $11,677,024          $ 20,794,478
                                                                                             ===========          ============

Shares of capital stock
    Investor A Shares ..............................................................           1,027,469               922,900
    Investor B Shares ..............................................................              92,478               831,165
                                                                                             -----------           -----------

      Total ........................................................................           1,119,947             1,754,065
                                                                                             ===========          ============
Net asset value
    Investor A Shares -- redemption price per share ................................         $     10.41          $      11.69
    Investor B Shares -- offering price per share* .................................               10.64                 12.04
                                                                                             ===========          ============

Maximum Sales Charge (Investor A)                                                                   4.50%                 4.50%
                                                                                             ===========          ============
Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
  value adjusted to nearest cent) (Investor A) .....................................        $      10.90          $      12.24
                                                                                             ===========          ============

                                                                                               STOCK APPRECIATION
                                                                                                      FUND
                                                                                                      ----
ASSETS:
Investments, at value (Cost $11,126,979; $18,999,696;
  and $26,843,438, respectively) ...................................................              $32,286,516
Cash ...............................................................................
Interest and dividends receivable ..................................................                    5,883
Receivable for capital shares issued ...............................................                    1,086
Receivable from brokers for investments sold .......................................                  171,819
Unamortized organization costs .....................................................                   11,408
Prepaid expenses and other assets ..................................................                    8,546
                                                                                                  -----------

Total Assets .......................................................................               32,485,258
                                                                                                  -----------
Liabilities:
Cash Overdraft .....................................................................
Payable for capital shares redeemed ................................................                      226
Payable to brokers for investments purchased .......................................                  503,806
Accrued expenses and other payables:
    Investment advisory fees .......................................................                   21,791
    Administration fees ............................................................                    5,448
    12b-1 fees (Investor A) ........................................................                    6,663
    12b-1 fees (Investor B) ........................................................                      568
    Transfer agent fees ............................................................                    3,798
    Audit and legal fees ...........................................................                    8,709
    Printing fees ..................................................................                    7,579
    Custodian fees .................................................................                    4,086
    Organizational fees ............................................................
    Other ..........................................................................                    8,247
                                                                                                  -----------
TOTAL LIABILITIES ..................................................................                  570,921
                                                                                                  -----------
NET ASSETS:
Capital ............................................................................               24,464,920
Undistributed (distributions in excess of) net investment income (loss) ............                  (29,793)
Net unrealized appreciation on investments .........................................                5,443,078
Accumulated undistributed net realized gains (losses) on investment
  transactions .....................................................................                2,036,132
                                                                                                  -----------
    Net Assets .....................................................................             $ 31,914,337
                                                                                                 ============

Net Assets
    Investor A Shares ..............................................................             $ 31,227,057

    Investor B Shares ..............................................................                  687,280
                                                                                                  -----------
      Total ........................................................................             $ 31,914,337
                                                                                                 ============

Shares of capital stock
    Investor A Shares ..............................................................                3,312,660
    Investor B Shares ..............................................................                   70,378
                                                                                                  -----------

      Total ........................................................................                3,383,038
                                                                                                 ============
Net asset value
    Investor A Shares -- redemption price per share ................................             $       9.43
    Investor B Shares -- offering price per share* .................................                     9.77
                                                                                                 ============

Maximum Sales Charge (Investor A)                                                                        4.50%
                                                                                                 ============
Maximum Offering Price per share (100%/(100%-Maximum Sales Charge) of net asset
value adjusted to nearest cent) (Investor A) .......................................             $       9.87
                                                                                                 ============



* Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements

Statements of Operations
                                                              FOR THE YEAR ENDED
THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

                                                                            U.S. GOVERNMENT       U.S. GOVERNMENT       INCOME
                                                                            SECURITIES MONEY          INCOME            EQUITY
                                                                               MARKET FUND             FUND              FUND
                                                                               -----------             ----              ----
INVESTMENT INCOME:
Interest income .......................................................        $ 9,283,151         $  2,350,114       $    150,338
Dividend income .......................................................                                                  2,293,321
                                                                               -----------         ------------       ------------
TOTAL INCOME ..........................................................          9,283,151            2,350,114          2,443,659
                                                                               -----------         ------------       ------------

EXPENSES:
Investment advisory fees ..............................................            259,214              143,483            688,484
Administration fees ...................................................            345,611               71,742            144,850
12b-1 fees (Investor A) ...............................................            432,174               86,548            168,345
12b-1 fees (Investor B) ...............................................                                  12,436             51,209
Custodian and accounting fees .........................................             86,401               35,870            108,638
Audit and legal fees ..................................................            102,687               20,450             51,060
Directors' fees and expenses ..........................................             17,526                3,033              7,296
Transfer agent fees ...................................................             79,137               38,891             58,165
Registration and filing fees ..........................................             53,745               10,751             42,059
Printing costs ........................................................             51,497               10,848             25,038
Other .................................................................             18,711                4,545             31,108
                                                                               -----------         ------------       ------------
TOTAL EXPENSES ........................................................          1,446,703              438,597          1,376,252
     Less: Fee waivers and expense reimbursements .....................           (432,174)             (30,720)           (66,860)
                                                                               -----------         ------------       ------------
          Net Expenses ................................................          1,014,529              407,877          1,309,392
                                                                               -----------         ------------       ------------
Net Investment Income .................................................          8,268,622            1,942,237          1,134,267
                                                                               -----------         ------------       ------------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains from investment transactions .......................                                  90,347         13,473,952
Net change in unrealized appreciation (depreciation) from investments .                              (1,183,269)        (1,397,638)
                                                                               -----------         ------------       ------------
Net realized/unrealized gains (losses) from investments ...............                              (1,092,922)        12,076,314
                                                                               -----------         ------------       ------------
Change in net assets resulting from operations ........................        $ 8,268,622         $    849,315       $ 13,210,581
                                                                               ===========         ============       ============


See Notes to Financial Statements

Statements of Operations
THE RIVERFRONT FUNDS, IND.                  FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                              OHIO        FLEXIBLE        STOCK
                                                                           TAX-FREE        GROWTH     APPRECIATION
                                                                           BOND FUND        FUND          FUND
                                                                           ---------        ----          ----

INVESTMENT INCOME:
Interest income........................................................     $605,629    $  662,585   $   151,227

Dividend income........................................................                    268,337        91,741
                                                                            --------   -----------   -----------
TOTAL INCOME...........................................................      605,629       930,922       242,968
                                                                            --------   -----------   -----------

EXPENSES:
Investment advisory fees...............................................       56,870       183,256       294,183
Administration fees....................................................       22,744        40,688        73,546
12b-1 fees (Investor A)................................................       26,681        30,170        90,637
12b-1 fees (Investor B)................................................        7,017        82,801         5,182
Custodian and accounting fees..........................................       15,923        30,516        55,160
Audit and legal fees...................................................        6,894        11,351        30,631
Organization costs.....................................................        9,282         3,032        36,823
Directors' fees and expenses...........................................        1,178         2,077         4,093
Transfer agent fees....................................................       26,007        44,600        38,988
Registration and filing fees...........................................        4,000         4,979        34,935
Printing costs.........................................................        3,745        15,967        36,655
Other..................................................................        1,748         7,596         4,612
                                                                            --------   -----------   -----------
TOTAL EXPENSES.........................................................      182,089       457,033       705,445
     Less: fee waivers and expense reimbursements......................      (11,373)      (40,649)
                                                                            --------   -----------   -----------
        Net Expenses...................................................      170,716       416,384       705,445
                                                                            --------   -----------   -----------
Net Investment Income (Loss)...........................................      434,913       514,538      (462,477)
                                                                            --------   -----------   -----------

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
Net realized gains (losses) from investment transactions...............       (2,919)     (153,623)    5,645,154
Net change in unrealized appreciation (depreciation) from investments..     (107,900)      853,589    (1,674,745)
                                                                            --------   -----------   -----------

Net realized/unrealized gains (losses) from investments................     (110,819)      699,966     3,970,409
                                                                            --------   -----------   -----------
Change in net assets resulting from operations.........................     $324,094    $1,214,504    $3,507,932
                                                                            ========    ==========    ==========


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE RIVERFRONT FUNDS, INC.

                                                                   U.S. Government                       U.S. Government
                                                               Securities Money Market                        Income
                                                                      Fund                                     Fund
                                                        --------------------------------       ---------------------------------
                                                        Year ended          Year ended         Year ended            Year ended
                                                        December 31,        December 31,       December 31,         December 31,
                                                           1996                1995               1996                 1995
                                                           ----                ----               ----                 ----
FROM INVESTMENT ACTIVITIES:

OPERATIONS:
    Net investment income ....................        $   8,268,622         $   7,906,286         $  1,942,237         $  2,067,824
    Net realized gains (losses) from
      investment transactions ................                                     (1,415)              90,347             (517,451)
    Net change in unrealized appreciation
      (depreciation) from investments ........                                                      (1,183,269)           3,520,908
                                                      -------------         -------------         ------------         ------------

Change in net assets resulting from operations            8,268,622             7,904,871              849,315            5,071,281
                                                      -------------         -------------         ------------         ------------

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income ...............           (8,268,622)           (7,906,286)          (1,865,718)          (2,032,120)
    In excess of net investment income .......
    From net realized gains from investments .


DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income ...............                                                         (56,824)             (22,977)
    In excess of net investment income .......
    From net realized gains from investments .
    In excess of net realized gains ..........
                                                      -------------         -------------         ------------         ------------

Change in net assets from shareholder
  distributions ..............................           (8,268,622)           (7,906,286)          (1,922,542)          (2,055,097)
                                                      -------------         -------------         ------------         ------------

CAPITAL TRANSACTIONS:
    Proceeds from shares issued ..............          413,837,358           331,872,719            2,867,087            5,670,500
    Proceeds from shares issued in
       connection with acquisition ...........                                  4,865,634
    Dividends reinvested .....................            2,193,920             1,518,099              486,495              578,837
    Cost of shares redeemed ..................         (392,509,518)         (330,133,820)          (5,090,697)          (4,185,229)
                                                      -------------         -------------         ------------         ------------

Change in net assets from capital transactions           23,521,760             8,122,632           (1,737,115)           2,064,108
                                                      -------------         -------------         ------------         ------------
Change in net assets .........................           23,521,760             8,121,217           (2,810,342)           5,080,292

NET ASSETS:
    Beginning of period ......................          157,495,499           149,374,282           37,801,175           32,720,883
                                                      -------------         -------------         ------------         ------------

    End of period ............................        $ 181,017,259         $ 157,495,499         $ 34,990,833         $ 37,801,175
                                                      =============         =============         ============         ============


SHARE TRANSACTIONS:
    Issued ...................................          413,837,358           331,872,719              299,041              592,903
    Issued in connection with acquisition ....                                  4,865,634
    Reinvested ...............................            2,193,920             1,518,099               51,049               61,636
    Redeemed .................................         (392,509,518)         (330,133,820)            (534,677)            (444,444)
                                                      -------------         -------------         ------------         ------------
Change in shares .............................           23,521,760             8,122,632             (184,587)             210,095
                                                      =============         =============         ============         ============

                                                                  Income Equity
                                                                       Fund
                                                        ----------------------------------
                                                        Year ended            Year ended
                                                        December 31,          December 31,
                                                           1996                  1995
                                                           ----                  ----
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income ....................         $  1,134,267         $   1,082,073
    Net realized gains (losses) from
      investment transactions ................           13,473,952             6,655,045
    Net change in unrealized appreciation
      (depreciation) from investments ........           (1,397,638)            5,311,784
                                                       ------------         -------------
Change in net assets resulting from operations           13,210,581            13,048,902
                                                       ------------         -------------

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income ...............           (1,089,197)           (1,065,510)
    In excess of net investment income .......              (11,775)               (6,742)
    From net realized gains from investments .          (10,109,545)           (6,293,075)


DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income ...............              (45,070)              (16,563)
    In excess of net investment income .......               (1,105)                 (105)
    From net realized gains from investments .             (941,583)             (222,170)
    In excess of net realized gains ..........              (94,220)
                                                       ------------         -------------

Change in net assets from shareholder
  distributions ..............................          (12,292,495)           (7,604,165)
                                                        -----------          -------------

CAPITAL TRANSACTIONS:
    Proceeds from shares issued ..............           12,638,065            12,155,416
    Proceeds from shares issued in
       connection with acquisition ...........                                  9,727,219
    Dividends reinvested .....................           12,143,803             8,648,647
    Cost of shares redeemed ..................           (8,378,319)           (7,262,834)
                                                       ------------         -------------

Change in net assets from capital transactions           16,403,549            23,268,448
                                                       ------------         -------------
Change in net assets .........................           17,321,635            28,713,185

NET ASSETS:
    Beginning of period ......................           63,678,389            34,965,204
                                                       ------------         -------------

    End of period ............................         $ 81,000,024         $  63,678,389
                                                       ============         =============


SHARE TRANSACTIONS:
    Issued ...................................              997,947             1,069,857
    Issued in connection with acquisition ....                                    793,942
    Reinvested ...............................            1,001,471               764,131
    Redeemed .................................             (656,491)             (634,159)
                                                       ------------         -------------


Change in shares .............................            1,342,927             1,993,771
                                                       ============         =============


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
THE RIVERFRONT FUNDS, INC.

                                                   OHIO TAX-FREE BOND FUND                                   FLEXIBLE GROWTH FUND
                                                   -----------------------                                   --------------------



                                                  YEAR ENDED            YEAR ENDED                      YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,          DECEMBER 31,                    DECEMBER 31,     DECEMBER 31,
                                                     1996                  1995                            1996             1995
                                                     ----                  ----                            ----             ----
From Investment Activities:

Operations:
    Net investment income (loss)....          $     434,913       $     419,775                     $     514,538    $     275,589
    Net realized gains (losses) from
      investment transactions.......                 (2,919)              8,848                          (153,623)         131,879
    Net change in unrealized appreciation
      (depreciation) from investments              (107,900)            713,315                           853,589        1,230,202
                                              -------------       -------------                     -------------    -------------
Change in net assets resulting
  from operations...................                324,094           1,141,938                         1,214,504        1,637,670
                                              -------------       -------------                     -------------    -------------
Distributions to Investor A Shareholders:
    From net investment income......               (412,215)           (401,164)                         (346,017)        (202,502)
    In excess of net investment income                                                                     (1,775)
    From net realized gains from
      investments...................                                                                                       (85,787)
    Tax return of capital...........

Distributions to Investor B Shareholders:
    From net investment income......                (21,400)            (13,152)                         (168,520)         (63,921)
    In excess of net investment income                                                                     (1,028)
    From net realized gains from
      investments...................                                                                                       (43,216)
                                              -------------       -------------                     -------------    -------------
Change in net assets from shareholder
  distributions.....................               (433,615)           (414,316)                         (517,340)        (395,426)
                                              -------------       -------------                     -------------    -------------
Capital Transactions:
    Proceeds from shares issued.....                632,048             895,943                        11,628,310       11,076,750
    Dividends reinvested............                 26,194              18,208                           546,821          334,888
    Cost of shares redeemed.........               (588,738)           (114,312)                       (6,534,711)        (906,216)
                                              -------------       -------------                     -------------    -------------
Change in net assets from capital
  transactions......................                 69,504             799,839                         5,640,420       10,505,422
                                              -------------       -------------                     -------------    -------------
Change in net assets................                (40,017)          1,527,461                         6,337,584       11,747,666

Net Assets:
    Beginning of period.............             11,717,041          10,189,580                        14,456,894        2,709,228
                                              -------------       -------------                     -------------    -------------
    End of period...................          $  11,677,024       $  11,717,041                     $  20,794,478    $  14,456,894
                                              =============       =============                     =============    =============
Share Transactions:
    Issued..........................                 59,532              87,181                         1,017,399        1,035,102
    Reinvested......................                  2,490               1,760                            47,842           30,561
    Redeemed........................                (55,955)            (11,223)                         (571,147)         (82,394)
                                              -------------       -------------                     -------------    -------------
Change in shares....................                  6,067              77,718                           494,094          983,269
                                              =============       =============                     =============    =============


                                                                     STOCK APPRECIATION FUND
                                                                     -----------------------

                                                                           PERIOD FROM                 PERIOD FROM
                                                                           OCTOBER 1,                  OCTOBER 1,
                                                      YEAR ENDED           1995 THROUGH                1994 THROUGH
                                                      DECEMBER 31,         DECEMBER 31,                SEPTEMBER 30,
                                                         1996                1995 (A)                    1995 (B)
                                                         ----                --------                    --------
OPERATIONS:
    Net investment income (loss)....              $    (462,477)          $     (51,131)             $    (292,270)
    Net realized gains (losses) from
      investment transactions.......                  5,645,154               1,556,383                  3,024,858
    Net change in unrealized appreciation
      (depreciation) from investments                (1,674,745)             (2,070,853)                 5,538,265
                                                  -------------           -------------              -------------
Change in net assets resulting
  from operations...................                  3,507,932                (565,601)                 8,270,853
                                                  -------------           -------------              -------------
DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS:
    From net investment income......                                                                    (1,166,721)
    In excess of net investment income                     (289)
    From net realized gains from
      investments...................                 (3,106,226)             (1,556,383)
    Tax return of capital...........                                             (6,824)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS:
    From net investment income......
    In excess of net investment income
    From net realized gains from
      investments...................                    (65,866)
                                                  -------------           -------------              -------------
Change in net assets from shareholder
  distributions.....................                 (3,172,381)             (1,563,207)                (1,166,721)
                                                  -------------           -------------              -------------
CAPITAL TRANSACTIONS:
    Proceeds from shares issued.....                  3,709,128                 810,508
    Dividends reinvested............                  2,969,201               1,542,781
    Cost of shares redeemed.........                (16,166,715)             (3,611,887)
                                                  -------------           -------------              -------------
Change in net assets from capital
  transactions......................                 (9,488,386)             (1,258,598)               (10,529,141)
                                                  -------------           -------------              -------------
Change in net assets................                 (9,152,835)             (3,387,406)                (3,425,009)

NET ASSETS:
    Beginning of period.............                 41,067,172              44,454,578                 47,879,587
                                                  -------------           -------------              -------------
    End of period...................              $  31,914,337           $  41,067,172               $ 44,454,578
                                                  =============           =============               ============
SHARE TRANSACTIONS:
    Issued..........................                    373,503                  83,381
    Reinvested......................                    315,294                 164,279
    Redeemed........................                 (1,628,669)               (370,208)
                                                  -------------           -------------              -------------
Change in shares....................                   (939,872)               (122,548)
                                                  =============           =============              =============

------------
(a) Period from date acquired by Riverfront Stock Appreciation Fund.
(b) Represents statements of changes in net assets for the MIM Stock Appreciation Fund. Audited by other auditors.


See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
U.S. GOVERNMENT SECURITIES MONEY MARKET FUND


        PRINCIPAL           SECURITY                       AMORTIZED
          AMOUNT          DESCRIPTION                        COST
          ------          -----------                        ----
U.S. GOVERNMENT AGENCIES (44.4%):
Federal Farm Credit Bank:
       $ 2,000,000  Discount Note, 1/6/97.......           $ 1,998,549

         1,340,000  Discount Note, 1/10/97......             1,338,255
         3,000,000  Discount Note, 1/27/97......             2,988,690
         1,000,000  Discount Note, 3/6/97.......               990,720
         2,000,000  Discount Note, 3/21/97......             1,976,783
Federal Home Loan Bank:
        10,000,000  Discount Note, 1/2/97.......             9,998,194
         4,000,000  Discount Note, 1/9/97.......             3,995,333
         2,000,000  Discount Note, 1/16/97......             1,995,483
         3,000,000  Discount Note, 1/27/97......             2,988,560
Federal Home Loan Mortgage Corp.:
         5,000,000  Discount Note, 1/3/97.......             4,998,520
         1,000,000  Discount Note, 1/6/97.......               999,257
         2,000,000  Discount Note, 1/15/97......             1,995,854
         1,630,000  Discount Note, 1/23/97......             1,624,810
         5,000,000  Discount Note, 1/31/97......             4,978,033
         2,433,000  Discount Note, 2/5/97.......             2,420,676
         2,000,000  Discount Note, 2/6/97.......             1,989,480
         2,000,000  Discount Note, 2/21/97......             1,985,153
         2,000,000  Discount Note, 2/24/97......             1,984,310
Federal National Mortgage Assoc.:
         3,000,000  Discount Note, 1/7/97.......             2,997,370
         2,000,000  4.38%, 1/21/97..............             1,998,794
         1,000,000  Discount Note, 1/28/97......               996,070
         2,840,000  Discount Note, 2/6/97.......             2,824,664
         3,000,000  Discount Note, 2/7/97.......             2,983,874
         2,000,000  Discount Note, 2/11/97......             1,988,156
         2,000,000  Discount Note, 2/14/97......             1,987,167
         4,000,000  Discount Note, 2/20/97......             3,970,778
         2,000,000  Discount Note, 2,26,97......             1,983,729
         4,000,000  Discount Note, 3/27/97......             3,949,378
         2,000,000  5.36%*, 9/2/97..............             2,000,000
         1,500,000  5.43%*, 9/12/97.............             1,499,541
                                                            ----------

Total U.S. Government Agencies                              80,426,181

COMMERCIAL PAPER (26.6%):
Aerospace/Defense (3.9%):
         3,000,000  International Lease Finance
                    Corp.,
                    Discount Note, 1/7/97.......             2,997,350
         4,000,000  International Lease Finance
                    Corp.,
                    Discount Note, 1/23/97......             3,987,044
                                                            ----------
                                                             6,984,394
                                                            ----------
Banking (6.2%):
         6,300,000  Bank One Corp.,
                    Discount Note, 1/10/97......
                                                             6,291,652
         5,000,000  Bankers Trust,
                    Discount Note, 3/3/97.......
                                                             4,955,606
                                                            ----------

                                                            11,247,258
                                                            ----------


          PRINCIPAL    SECURITY                             AMORTIZED
           AMOUNT      DESCRIPTION                            COST
           ------      -----------                            ----
Commercial Paper, continued:
Building Materials (1.7%):
      $ 3,000,000   Sherwin-Williams Co.,
                    Discount Note, 1/6/97.........          $2,997,788
                                                          ------------


Entertainment (3.3%):
        4,000,000   Walt Disney,
                    Discount Note, 1/15/97........
                                                             3,991,802
        2,000,000   Walt Disney,
                    Discount Note, 2/18/97........           1,985,920
                                                          ------------


                                                             5,977,722
                                                          ------------
Financial Services (6.6%):
        4,000,000   Merrill Lynch,
                    Discount Note, 1/22/97........           3,987,563

        3,000,000   Merrill Lynch,
                    Discount Note, 2/5/97.........           2,984,425

        5,000,000   Safeco Corp.,
                    Discount Note, 2/14/97........           4,967,489
                                                          ------------


                                                            11,939,477
                                                          ------------
Pharmaceuticals (3.3%):
        5,000,000   Glaxo Wellcome PLC,
                    Discount Note, 1/24/97........           4,963,070

        1,000,000   Glaxo Wellcome PLC,
                    Discount Note, 1/27/97........             996,172
                                                          ------------


                                                             5,979,242
                                                          ------------
Tobacco (1.6%):
        3,000,000   Philip Morris Co., Inc.,
                    Discount Note, 1/13/97........           2,994,700
                                                          ------------

Total Commercial Paper                                      48,120,581
                                                          ------------
Repurchase Agreements (29.4%):
       18,295,000   Dean Witter, 6.45%, 1/2/97,
                    (Collateralized by various U.S.
                    Treasury and U.S. Government
                    Agency Securities,
                    6.09%-11.00%,
                    1/15/97-8/1/29, market value --
                    $18,561,852)..................          18,295,000
       35,000,000   Prudential Funding Corp., 6.45%,
                    1/2/97, (Collateralized by various
                    U.S. Government Agency Securities,
                    6.00%-9.50%, 3/15/07-12/20/26,
                    market value -- $35,480,423)..          35,000,000
                                                          ------------

Total Repurchase Agreements                                 53,295,000
                                                          ------------
Total (Cost -- $181,841,762)(a)                           $181,841,762
                                                          ============




The percentages indicated are based on net assets of $181,017,259.

 *  Adjustable Rate Mortgage.

(a) Cost and value for federal income tax reporting purposes are the same. See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
U.S. GOVERNMENT INCOME FUND

    SHARES OR
    PRINCIPAL                 SECURITY                         MARKET
     AMOUNT                 DESCRIPTION                         VALUE
     ------                 -----------                         -----
CORPORATE BONDS (26.1%):
Banking (7.0%):
       $1,000,000   MBNA Master Credit Card Trust,
                      6.05%, 11/15/02...................      $ 995,190

          500,000   Mellon Capital, 7.72% 12/1/26.......        489,375
        1,000,000   Midland Bank PLC, (HSBC),
                      6.95%, 3/15/11....................        978,750
                                                              ---------
                                                              2,463,315
                                                              ---------
Financial Services (16.2%):
        1,000,000   Boatmen's Auto Trust, 6.75% 1/15/03..     1,011,830

        1,000,000   Chase Manhattan Corp., 8.50%, 2/15/02.    1,078,750

        1,000,000   First Chicago Master Trust, Series L,
                         Class A 1994 7.15%, 4/15/01......    1,025,480
          500,000   Ford Motor Credit Corp.,
                         6.25%, 12/8/05...................      473,750
          500,000   Grand Metropolitian Investment
                         Co., 7.45%, 4/15/35..............      522,500

          500,000   Lehman Brothers Holdings,
                         8.50%, 5/1/07....................      538,750
        1,000,000   Premier Auto Trust, 6.85% 5/22/99,
                         Series 1994-4....................    1,012,488
                                                              ---------

                                                              5,663,548
                                                              ---------
Telecommunication (2.9%):
        1,000,000   U.S. West Capital Corp.,
                         6.31%, 11/1/05...................      993,750
                                                              ---------
Total Corporate Bonds                                         9,120,613
                                                              ---------
U.S. GOVERNMENT AGENCIES (56.0%):
Federal Home Loan Bank:
        1,000,000   5.60%, 7/24/97.......................     1,000,160
          500,000   8.07%, 2/27/02.......................       507,900
          875,000   6.38%, 4/29/03.......................       850,351
          690,000   9.50%, 2/25/04........................      804,160
Federal Home Loan Mortgage Corp.:
        1,000,000   Discount Note, 1/2/97................       999,700
        1,000,000   6.55%, 1/4/00........................     1,008,360
          500,000   7.50%, 3/15/15.......................       504,030
        1,000,000   6.00%, 1/15/18.......................       991,660
        1,000,000   7.20%, 6/15/18.......................     1,004,840

    SHARES OR
    PRINCIPAL               SECURITY                            MARKET
      AMOUNT              DESCRIPTION                            VALUE
      ------              -----------                            -----

U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc.:
        $1,000,000  5.33%, 6/26/98.....................       $ 990,470
           500,000  9.05%, 4/10/00.....................         540,150
         1,310,278  6.00%, 2/1/03......................       1,281,413
           625,000  6.38%, 6/25/03.....................         610,300
           625,000  6.05%, 6/30/03.....................         610,144
           351,767  6.75%, 8/25/04,
                       Series 1992-152 Class H.........         351,281
         1,050,000  8.50%, 2/1/05......................       1,103,214
         1,000,000  7.00%, 9/25/05,
                       Series 1992-1110 Class G........       1,007,830
           749,864  7.00%, 9/25/19.....................         748,627
Government National Mortgage Assoc.:
           712,881  8.00%, 5/15/03.....................         726,647
Private Export Funding Corp.:
         1,000,000  6.24%, 5/15/02.....................         995,000
Student Loan Marketing Assoc.:
         1,000,000  6.05%, 9/14/00.....................         991,410
           959,177  5.54%*, 10/25/04...................         959,753
Tennessee Valley Authority:
         1,000,000  6.24%, 7/15/45.....................       1,000,000
                                                             ----------

Total U.S. Government Agencies                               19,587,400
                                                             ----------
U.S. TREASURY NOTES (11.5%):
         1,000,000  6.00%, 11/30/97....................       1,002,290
         2,000,000  5.88%, 3/31/99.....................       1,997,900
         1,000,000  6.63% 7/31/01......................       1,015,630
                                                             ----------
Total U.S. Treasury Notes                                     4,015,820
                                                             ----------
YANKEE DOLLAR BONDS (1.1%):
           365,000  Montreal Urban Community,
                  9.13%, 3/15/01.........................       395,569
                                                             ----------
Total Yankee Dollar Bonds                                       395,569
                                                             ----------
INVESTMENT COMPANIES (4.2%):
         1,480,112  Dreyfus Treasury Prime Fund...........    1,480,112
                                                             ----------

Total Investment Companies                                    1,480,112
                                                            -----------
Total (Cost -- $34,345,949)(a)                              $34,599,514
                                                            ===========

---------------

Percentages indicated are based on net assets of $34,990,833.

*    Variable Rate.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation...........     $ 424,863
                    Unrealized depreciation...........      (171,298)
                                                           ---------
                    Net unrealized appreciation.......     $ 253,565
                                                           =========

See Notes to Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND


   SHARES OR
   PRINCIPAL                SECURITY                        MARKET
    AMOUNT                DESCRIPTION                        VALUE
--------------     --------------------------------       ----------
COMMON STOCK (97.2%):
Apparel (0.7%):
          33,000   Intimate Brands, Inc.............      $   561,000
                                                          -----------
Automobile (0.8%):
          28,200   Volvo AB-ADR.....................          613,350
                                                          -----------
Auto Parts (5.1%):
          18,400   Briggs & Stratton Corp...........          809,600
          53,600   Dana Corp........................        1,748,700
          49,100   Echlin, Inc......................        1,552,788
                                                          -----------
                                                            4,111,088
                                                          -----------
Banks (4.3%):
          46,600   Central Fidelity Banks, Inc......        1,199,950
          38,400   Crestar Financial Corp...........        1,428,000
          14,900   First American Corp.--Tennessee..          858,612
                                                          -----------
                                                            3,486,562
Broadcast/Radio, TV (0.0%):
           1,500   U.S. West Media Group, Inc. (b)..           27,750
Chemicals (5.7%):                                         -----------
          18,500   Akzo Nobel N.V. ADR..............        1,248,750
           3,500   E. I. du Pont deNemours & Co.....          330,312
         111,700   Ethyl Corp.......................        1,075,113
          26,500   Lawter International, Inc........          334,562
           3,000   PPG Industries, Inc..............          168,375
          47,200   Witco Corp.......................        1,439,600
                                                          -----------
                                                            4,596,712
                                                          -----------
Confections & Beverages (1.2%):
          29,000   Cadbury Schweppes PLC-ADR........          989,625
                                                          -----------
Consumer Products (1.7%):
          52,100   Stanley Works....................        1,406,700
                                                          -----------
Cosmetics (2.1%):
          37,100   International Flavors &
                   Fragrances, Inc..................        1,669,500
                                                          -----------

Department Stores (4.8%):
          35,600   May Department Stores Co.........        1,664,300
           8,000   Mercantile Stores Co., Inc.......          395,000
          34,900   J.C. Penney Co., Inc.............        1,701,375
           3,000   Sears Roebuck & Co...............          138,375
                                                          -----------
                                                            3,899,050
                                                          -----------
Electrical (4.2%):
          51,000   AMP, Inc.........................        1,957,125
          33,400   Thomas & Betts Corp..............        1,482,125
                                                          -----------
                                                            3,439,250
                                                          -----------


    SHARES OR
    PRINCIPAL                 SECURITY                     MARKET
     AMOUNT                 DESCRIPTION                     VALUE
-----------------         -----------------             -----------
COMMON STOCK, CONTINUED:
Electronics (3.7%):
           44,600   National Service Industries, Inc.   $ 1,666,925
           33,800   Phillips Electronics N.V.........     1,352,000
                                                        -----------
                                                          3,018,925
                                                        -----------
Engineering & Construction (1.5%):
           32,000   Foster Wheeler Corp..............     1,188,000
                                                        -----------
Financial Services (4.1%):
           52,900   H & R Block, Inc.................     1,534,100
           71,500   ITT Industries, Inc..............     1,751,750
                                                        -----------
                                                          3,285,850
                                                        -----------
Food Processing (0.2%):
            9,500   Tasty Baking Co..................       130,625
                                                        -----------
Forest Products (3.9%):
           38,600   International Paper Co...........     1,558,475
           15,500   Rayonier, Inc....................       594,813
           20,900   Union Camp Corp..................       997,975
                                                        -----------
                                                          3,151,263
                                                        -----------
Grocery Stores (0.7%):
           11,500   Giant Food--Class A...............      396,750
            5,000   Winn-Dixie Stores, Inc...........       158,125
                                                        -----------
                                                            554,875
                                                        -----------
Health Products/Care (2.0%):
           56,700   Bard (C. R.), Inc................     1,587,600
                                                        -----------
Household Products/Wares (1.1%):
            1,500   Colgate-Palmolive Co.............       138,375
           32,100   Rubbermaid, Inc..................       730,275
                                                        -----------
                                                            868,650
                                                        -----------
Insurance (1.6%):
            1,500   American International Group, Inc.      162,375
           11,100   ITT Hartford Group, Inc..........       749,250
            7,300   Lincoln National Corp............       383,250
                                                        -----------
                                                          1,294,875
                                                        -----------
Manufacturing (0.3%):
            3,500   Minnesota Mining & Manufacturing
                    Co...............................       290,062
                                                        -----------
Medical Supplies (0.2%):
            3,000   Becton Dickinson & Co............       130,125
                                                        -----------
Medical Products (2.2%):
           43,800   Baxter International.............     1,795,800
                                                        -----------
Metal Fabricate/Hardware (1.4%):
           25,100   Timken Co........................     1,151,462
                                                        -----------


Continued

SCHEDULE OF PORTFOLIO INVESTMENTS
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND


    SHARES OR
    PRINCIPAL                 SECURITY                   MARKET
     AMOUNT                 DESCRIPTION                   VALUE
------------------          -----------                ----------
COMMON STOCK, CONTINUED:
Metals (3.8%):
           27,700   Reynolds Metals Co................ $ 1,561,588
           33,200   Tenneco, Inc. (b).................   1,498,150
                                                       -----------
                                                         3,059,738
                                                       -----------
Mining (1.4%):
           37,500   Freeport-McMoRan Copper & Gold,
                    Inc...............................   1,120,313
                                                       -----------
Office Equipment & Supplies (1.9%):
           23,000   Harris Corp.......................   1,578,375
                                                       -----------
Oil & Gas Producers (4.3%):
           21,600   Amoco Corp........................   1,741,500
           11,300   LG&E Energy Corp..................     276,850
           12,200   Mobil Corp........................   1,491,450
                                                       -----------
                                                         3,509,800
                                                       -----------
Oil--Domestic (1.6%):
           53,800   Sun Company, Inc..................   1,311,375
                                                       -----------
Oil--International (0.4%):
            5,000   Chevron Corp......................     325,000
                                                       -----------
Packaged Food (1.0%):
           38,000   Lance, Inc........................     684,000
            2,500   Sara Lee Corp.....................      93,125
                                                       -----------
                                                           777,125
                                                       -----------
Packaging & Container (1.0%):
           14,900   Temple-Inland, Inc................     806,462
                                                       -----------
Paper (2.9%):
           19,900   Consolidated Papers, Inc..........     977,587
           46,600   Westvaco Corp.....................   1,339,750
                                                       -----------
                                                         2,317,337
                                                       -----------
Pharmaceuticals (2.2%):
            3,000   Abbott Laboratories...............     152,250
           42,100   Pharmacia & Upjohn, Inc...........   1,668,212
                                                       -----------
                                                         1,820,462
                                                       -----------
Photography (0.3%):
            3,500   Eastman Kodak Co..................     280,875
                                                       -----------
Printing & Publishing (3.3%):
           34,100   Dow Jones & Co., Inc..............   1,155,137
           33,300   McGraw-Hill Cos., Inc.............   1,535,963
                                                       -----------
                                                         2,691,100
                                                       -----------
Real Estate (0.1%):
            3,200    New Plan Realty Trust.............     81,200
                                                       -----------


    SHARES OR
    PRINCIPAL              SECURITY                 MARKET
    AMOUNT               DESCRIPTION                 VALUE
-----------------        -----------               --------
COMMON STOCK, CONTINUED:
Savings & Loans (0.5%):
            9,700   First Commerce Corp.........    $377,087
                                                   ---------
Steel (0.5%):
           17,000   Allegheny Teledyne, Inc.....     391,000
                                                   ---------
Telecommunications (4.0%):
           47,200   Alltel Corp.................   1,480,900
           24,500   Federal Signal Corp.........     633,937
           48,400   Frontier Corp...............   1,095,050
                                                   ---------
                                                   3,209,887
                                                   ---------
Textiles (1.1%):
           81,100   Shaw Industries, Inc........     952,925
                                                   ---------
Tobacco (0.3%):
            5,000   American Brands, Inc........     248,125
                                                   ---------
Tools (1.4%):
           32,500   Snap-On, Inc................   1,157,813
                                                   ---------
Transportation--Airlines (1.3%):
           36,700   KLM Royal Dutch Air Lines
                    N.V.........................   1,023,013
                                                   ---------
Transportation--Rail (1.5%):
           38,400   Illinois Central Corp.......   1,228,800
                                                   ---------
Utilities--Electric (4.9%):
           33,200   Central & South West Corp...     850,750
           26,500   Chilgener S.A., ADR.........     553,188
           24,200   CINergy Corp................     807,675
           10,800   DPL, Inc....................     264,600
           14,500   Illinova Corp...............     398,750
            1,000   KU Energy Corp..............      30,000
            9,600   Scana Corp..................     256,800
           27,200   Western Resources, Inc......     839,800
                                                   ---------
                                                   4,001,563
                                                   ---------
Utilities--Gas (0.7%):
           19,000   Brooklyn Union Gas Co.......     572,375
                                                   ---------
Utilities--Telecommunications (3.3%):
           26,200   GTE Corp....................   1,188,825
           36,300   Southern New England
                    Telecommunications Corp.....   1,411,163
            1,500   U S West Communications Group     48,375
                                                   ---------
                                                   2,648,363
                                                  ----------
Total Common Stock                                78,738,812
                                                  ----------


Continued

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
INCOME EQUITY FUND


 SHARES OR
 PRINCIPAL              SECURITY                    MARKET
  AMOUNT              DESCRIPTION                   VALUE
-------------         -----------                 ---------
CORPORATE BONDS (0.8%):
     100,000   Hasbro, Inc., 6.00%, 11/15/98...   $ 135,500
      50,000   Liebert Corp., 8.00%, 11/15/10..     182,125
     100,000   Pennzoil Co., 6.50%, 1/15/03....     154,000
      50,000   South Carolina National Corp.,
               6.50%, 5/15/01..................     147,375
                                                  ---------
Total Corporate Bonds                               619,000
                                                  ---------


   SHARES OR
   PRINCIPAL              SECURITY                      MARKET
   AMOUNT                DESCRIPTION                     VALUE
---------------          -----------                  -----------
INVESTMENT COMPANIES (2.6%):
      1,930,357   Dreyfus Treasury Prime Fund......   $ 1,930,357
        164,620   Federated Short Term Government
                  Fund.............................       164,620
                                                      -----------
Total Investment Companies                              2,094,977
                                                      -----------
Total (Cost--$77,468,431)(a).......................   $81,452,789
                                                      ===========

-------------------


Percentages indicated are based on net assets of $81,000,024.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation...........  $5,615,970
                    Unrealized depreciation ..........  (1,631,612)
                                                        ----------
                    Net unrealized appreciation ......  $3,984,358
                                                        ==========

(b) Non-income producing security.
ADR--American Depository Receipt
NV--Naamloze Vennootschap (Dutch Corporation)
PLC--Public Limited Company (British)


See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Ohio Tax-Free Bond Fund


 SHARES OR
 PRINCIPAL                   Security                                                                              Market
  AMOUNT                   Description                                                                              Value
--------    --------------------------------------------------------------------------------------------------     --------
OHIO MUNICIPAL BONDS (91.7%):
$100,000    Aurora City School District, 5.40%, 12/1/06 .........................................................  $104,375
 200,000    Beavercreek Local School District, GO, 5.30%, 12/1/08 ...............................................   203,500
 100,000    Bowling Green City School District, GO, 5.70%, 12/1/11 ..............................................   101,500
 230,000    Butler County Hospital Facilities, 6.00%, 11/15/10, Callable 5/15/04 @ 101 ..........................   242,650
 200,000    Butler County Sewer System Revenue, 5.40%, 12/1/09 ..................................................   204,250
 250,000    Butler County Sewer System Revenue, Series B, 6.20%, 12/1/09 ........................................   264,375
 250,000    Canton Waterworks System, GO, 5.75%, 12/1/10 ........................................................   259,375
 100,000    Chillicothe Water System Revenue, 5.10%, 12/1/05 ....................................................   101,500
 250,000    Cincinnati, GO, 5.25%, 12/1/01 ......................................................................   259,375
 250,000    Clermont County Waterworks Revenue, 6.63%, 12/1/16 ..................................................   278,437
 100,000    Cleveland, GO, 5.38%, 9/1/09 ........................................................................   101,000
 250,000    Columbus, GO, 5.50%, 5/15/08, Callable 5/15/06 @ 102 ................................................   258,750
 200,000    Columbus, GO, 5.65%, 6/15/11 ........................................................................   205,500
 250,000    Columbus Sewer Revenue, 6.13%, 6/1/03 ...............................................................   271,250
 100,000    Delaware County, GO, 5.60%, 12/1/10 .................................................................   101,000
 100,000    Dover Municipal Electric System Revenue, 5.35%, 12/1/06 .............................................   103,375
 250,000    Franklin County Hospital Revenue, 5.25%, 6/1/08 .....................................................   250,937
 250,000    Franklin County Hospital Revenue, Refunding, Riverside United Methodist, Series A, 5.30%, 5/15/02 ...   256,875
 250,000    Fremont, GO, 5.45%, 12/15/07 ........................................................................   258,125
 250,000    Gahanna, GO, 5.85%, 6/1/08 ..........................................................................   263,750
 170,000    Hamilton County Sewer System Unrefunded, Series A, 6.40%, 12/1/04 ...................................   183,812
  80,000    Hamilton County Sewer Systems, Series A, 6.40%, 12/1/04 .............................................    87,500
 250,000    Hamilton County, Building Improvement & Refunding, Museum Center, GO, 5.75%, 12/1/00 ................   262,187
 250,000    Hilliard School District, GO, 5.35%, 12/1/04 ........................................................   257,500
 250,000    Kings Local School District, GO, 5.75%, 12/1/10 .....................................................   258,125
 100,000    Lake County Human Services Building, GO, 5.70%, 12/1/15 .............................................   101,000
 250,000    Lakota Local School District, 6.00%, 12/1/07, Callable 12/1/02 @101 .................................   262,187
 250,000    Mahoning County, GO, 5.60%, 12/1/02 .................................................................   263,437
 250,000    Mahoning County, GO, 5.70%, 12/1/08 .................................................................   261,250
 100,000    Marysville Exempt Village School District, GO, 5.30%, 12/1/09 .......................................   100,875
 200,000    Mason City School Disctrict, GO, 5.20%, 12/1/08 .....................................................   201,250
 250,000    Middletown Capital Facilities Improvement, 5.60%, 12/1/05 ...........................................   256,875
 100,000    Montgomery County, GO, 5.40%, 9/1/09 ................................................................   100,375
 250,000    Olentangy Local School District, GO, Series A, 5.70%, 12/1/05 .......................................   265,312
 100,000    Solon, GO, 5.25%, 12/1/07 ...........................................................................   101,875
 100,000    State, GO, 5.60%, 8/1/02 ............................................................................   105,250
 250,000    State Building Authority, 5.70%, 9/1/01 .............................................................   263,438
 250,000    State Building Authority, 6.00%, 10/1/07 ............................................................   267,188
 245,000    State Building Authority, 6.13%, 10/1/09 ............................................................   260,925
  95,000    State Building Authority, 6.25%, 6/1/11 .............................................................    99,156
 250,000    State Elementary & Secondary Capital Facilities, 5.45%, 6/1/99 ......................................   257,500
 200,000    State Public Facilities Commission, Higher Education Capital Facilities, Series II-A, 5.20%, 5/1/05..   205,500
 250,000    State Public Facilities Commission, Higher Education Capital Facilities, Series II-B, 5.70% 11/1/03..   265,938
 250,000    State Public Facilities Commission, Parks & Recreations, Series II-A, 5.25%, 6/1/06 .................   255,313
 250,000    State Water Development Authority Revenue, 5.75%, 6/1/03 ............................................   265,625


Continued

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Ohio Tax-Free Bond Fund


SHARES OR
PRINCIPAL                                       Security                                            Market
 AMOUNT                                       Description                                           Value
--------    ------------------------------------------------------------------------------------    -----------
$250,000    State Water Development Authority Revenue, 5.75%, 12/1/05, Callable 12/1/02 @ 102...    $   266,563
 150,000    State Water Development Authority, 5.70%, 12/1/11 ..................................        153,750
 100,000    Summit County, 5.45%, 12/1/10 ......................................................        101,250
 250,000    University of Cincinnati, Series R3, 5.80%, 6/1/04 .................................        263,438
 250,000    Warren County Waterworks, 5.75%, 12/1/09 ...........................................        257,188
 100,000    West Clermont Local School District, 5.55%, 12/1/06 ................................        104,500
 250,000    Woodridge Local School District, GO, 5.75%, 12/1/07, Callable 12/1/04 @ 102 ........        263,750
                                                                                                     ----------
Total Ohio Municipal Bonds                                                                           10,709,731
                                                                                                    -----------
INVESTMENT COMPANIES (7.4%):
 425,000    Dreyfus Municipal Money Market Fund ................................................        425,000
 442,727    Goldman Tax Free Fund ..............................................................        442,727
                                                                                                    -----------
Total Investment Companies                                                                              867,727
                                                                                                    -----------
Total (Cost--$11,126,979)(a)                                                                        $11,577,458
                                                                                                    ===========


----------------
Percentages indicated are based on net assets of $11,677,024.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.............. $450,479
                    Unrealized depreciation..............        0
                                                          --------
                    Net unrealized appreciation ......... $450,479
                                                          ========



GO--General Obligation


See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Flexible Growth Fund


    SHARES OR
    PRINCIPAL                Security                        Market
     AMOUNT                Description                       Value
--------------      -----------------------                 --------
COMMON STOCK (52.6%):
Aerospace (1.8%):
             4,200   Lockheed Martin Corp................   $384,300
                                                            --------
Agricultural Machinery (2.1%):
             8,000   Case Corp...........................    436,000
                                                            --------
Apparel (1.4%):
             8,000   Jones Apparel Group (b).............    299,000
                                                            --------
Banks (0.9%):
             2,000   Chase Manhattan Corp................    178,500
                                                            --------
Building Materials (1.0%):
             4,000   Texas Industries, Inc...............    202,500
                                                            --------
Chemicals (3.2%):
             7,000   E. I. du Pont de Nemours &
                     Co..................................    660,625
                                                            --------
Confections & Beverages (1.2%):
             4,000   Anheuser-Busch Cos., Inc............    160,000
             2,000   Hershey Foods Corp..................     87,500
                                                            --------
                                                             247,500
                                                            --------
Computers & Software ( 4.4%):
             4,000   Compaq Computer Corp. (b)...........    297,500
             3,000   Intel Corp..........................    392,812
             5,600   Seagate Technology, Inc. (b)........    221,200
                                                            --------
                                                             911,512
                                                            --------
Finance--Mortgage Loan/Banker (1.3%):
             7,000    Federal National Mortgage
                      Assoc...............................   263,375
                                                            --------
Forest Products (0.9%):
             4,500   International Paper Co..............    181,688
                                                            --------
Grocery (1.3%):
             6,000   Kroger Co...........................    279,000
                                                            --------
Household Products/Wares (1.6%):
             3,000   Procter & Gamble Co.................    322,875
                                                            --------
Industrial Machinery (1.2%):
             3,400   Caterpillar, Inc....................    255,850
                                                            --------
Metals (1.6%):
            15,500   Placer Dome, Inc....................    337,125
                                                            --------
Mining (2.7%):
            12,000   Barrick Gold Corp...................    345,000
            14,000   Santa Fe Pacific Gold Corp..........    215,250
                                                            --------
                                                             560,250

Oil & Gas Producers (2.6%):
             2,500   British Petroleum PLC, ADR..........    353,438
                                                            --------
             2,000   Texaco, Inc.........................    196,250
                                                            --------
                                                             549,688
                                                            --------

Oil--Domestic (3.7%):
             8,000   Panenergy Corp....................   $  360,000
            16,000   YPF Sociedad Anonima-Sponsored ADR      404,000
                                                          ----------
                                                             764,000
                                                          ----------
Oil--International (1.1%):
             2,300   Exxon Corp........................      225,400
                                                          ----------
Pharmaceuticals (2.9%):
             3,000   Amgen, Inc. (b)...................      163,125
             4,000   Bristol-Myers Squibb Co...........      435,000
                                                          ----------
                                                             598,125
                                                          ----------
Photography (1.5%):
             4,000   Eastman Kodak Co..................      321,000
                                                          ----------
Printing & Publishing (1.6%):
             9,000   New York Times Co--Class A.........     342,000
                                                          ----------
Real Estate (3.3%):
             4,000   Healthcare Properties Investment,
                     Inc...............................      140,000
            17,000   Health & Retirement Properties
                     Trust.............................      329,375
             7,000   Public Storage, Inc...............      217,000
                                                          ----------
                                                             686,375
                                                          ----------
Retail (0.6%):
             3,000   Walgreen Co.......................      120,000
                                                          ----------
Tobacco (2.3%):
             4,300   Philip Morris Cos., Inc...........      485,900
                                                          ----------
Telecommunications (5.4%):
             6,500   Ameritech Corp....................      394,062
             4,000   CIA Telecomunicacion Chile, ADR...      404,500
             4,000   Telecom of New Zealand, ADR.......      324,000
                                                          ----------
                                                           1,122,562
                                                          ----------
Utilities--Electric (1.0%):
             4,500   Duke Power Co.....................      208,125
                                                          ----------
Total Common Stock                                        10,943,275
                                                          ----------
U.S. GOVERNMENT AGENCIES (10.5%):
Federal Home Loan Bank:
           100,000   5.97%, 12/14/98...................       99,668
           200,000   6.11%, 1/18/01....................      195,964
           300,000   6.04%, 2/14/01....................      293,100
                                                          ----------
                                                             588,732
                                                          ----------
Federal National Mortgage Assoc.:
           300,000   6.95%, 11/06......................      296,430
                                                          ----------
Government National Mortgage Assoc.:
           503,671   7.50%, 9/15/26....................      798,778
           798,530   7.50%, 9/15/26....................      503,826
                                                          ----------
                                                           1,302,604
                                                          ----------
Total U.S. Government Agencies                             2,187,766
                                                          ----------

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Flexible Growth Fund


  SHARES OR
  PRINCIPAL           Security              Market
   AMOUNT           Description             Value
-------------       -----------           ---------
U.S. TREASURY BILLS (4.8%):
1,000,000     Discount Note,3/6/97.....   $ 991,020
                                          ---------
U.S. TREASURY NOTES (23.7%):
  500,000     6.07%, 8/31/98...........     502,250
  700,000     6.25%, 5/31/00...........     702,919
3,100,000     6.88%, 5/15/06...........   3,193,651
  500,000     6.53%, 7/15/06...........     519,380
                                          ---------
Total U.S. Treasury Notes                 4,918,200
                                          =========


     SHARES OR
     PRINCIPAL             Security                          Market
       AMOUNT             Description                        Value
----------------          -----------                     -----------
INVESTMENT COMPANIES (9.7%):
      1,896,034   Dreyfus Treasury Prime Fund....         $ 1,896,034
          8,000   Southern Africa Fund, Inc......             117,000
                                                          -----------
Total Investment Companies                                  2,013,034
                                                          -----------
Total (Cost--$18,999,696)(a)                              $21,053,295
                                                          ===========

----------------
The percentages indicated are based on net assets of $20,794,478.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation.            $2,252,044
                    Unrealized depreciation               (198,445)
                                                        ----------
                    Net unrealized appreciation         $2,053,599
                                                        ==========


(b) Non-income producing security.
ADR--American Depository Receipt


See Notes to Financial Statements.

Schedule of Portfolio Investments
THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund


     SHARES OR
     PRINCIPAL               SECURITY                    MARKET
     AMOUNT                DESCRIPTION                   VALUE
---------------            -----------                ----------
COMMON STOCK (90.2%):
Apparel (6.4%):
              2,400   Gymboree Corp. (b)..........    $   54,900
              6,250   Intimate Brands, Inc........       106,250
             25,000   Jones Apparel Group (b).....       934,375
             15,000   Nautica Enterprises, Inc. (b)      378,750
             12,000   TJX Cos., Inc...............       568,500
                                                      ----------
                                                       2,042,775
                                                      ----------
Automobile & Parts (1.0%):
             15,000   Gentex Corp. (b)............       301,875
              2,500   Simpson Industries, Inc.....        27,227
                                                      ----------
                                                         329,102
                                                      ----------
Banks (0.7%):
              2,000   Colonial BancGroup, Inc.....        80,000
              4,700   Sterling Bancorp............        69,325
              2,100   Vermont Financial Services
                      Corp........................        74,550
                                                      ----------
                                                         223,875
                                                      ----------
Beer, Wine & Distilled Beverages (0.2%):
              2,200   Boston Beer Co., Inc. (b)...        22,550
              3,800   Pete's Brewing Co. (b)......        30,400
                                                      ----------
                                                          52,950
                                                      ----------
Building & Construction (0.1%):
              2,000   Drew Industries, Inc. (b)...        44,000
                                                      ----------
Building--Mobile Home (1.9%):
             22,000   Coachmen Industries, Inc....       624,250
                                                      ----------
Building Materials (0.5%):
              3,000   Medusa Corp.................       103,125
              1,500   National Service Industries,
                      Inc.........................        56,062
                                                      ----------
                                                         159,187
Chemicals (0.7%):
             14,500   CFC International (b).......       163,125
              4,000   Lawter International, Inc...        50,500
                                                      ----------
                                                         213,625
                                                      ----------
Commercial Services (2.4%):
              8,500   Paychex, Inc................       437,219
             12,000   Service Corp. International.       336,000
                                                      ----------
                                                         773,219
                                                      ----------
Computer, Software & Services (18.8%):
              8,000   3 Com Corp. (b).............       587,000
              2,000   Broderbund Software, Inc. (b)       59,500
             10,000   Cisco Systems, Inc. (b).....       636,250
              7,500   Compuware Corp. (b).........       375,937
             10,000   Comverse Technology, Inc. (b)      378,125
             14,000   Dell Computer Corp. (b).....       743,750


     SHARES OR
     PRINCIPAL                  SECURITY                     MARKET
      AMOUNT                  DESCRIPTION                    VALUE
----------------              -----------                  ---------
COMMON STOCK, CONTINUED:
Computer, Software & Services, continued:
               8,000   Gateway 2000, Inc. (b)...........  $  428,500
              13,200   Microsoft Corp. (b)..............   1,090,650
              13,000   Oracle Corp. (b).................     542,750
               9,000   Parametric Technology Corp. (b)..     462,375
              20,000   Structural Dynamics Research
                       Corp. (b)........................     400,000
              10,000   Sun Microsystems, Inc. (b).......     256,875
               3,300   The Learning Co. (b).............      47,438
                                                           ---------
                                                           6,009,150
                                                           ---------
Data Processing (1.0%):
               7,500   National Data Corp...............     326,250
                                                           ---------
Department Stores (2.4%):
              15,000   Dollar Tree Stores, Inc. (b).....     573,750
               5,000   Kohl's Corp. (b).................     196,250
                                                           ---------
                                                             770,000
                                                           ---------
Direct Marketing (0.9%):
               5,000   Catalina Marketing Corp. (b).....     275,625
                                                           ---------
Electronics (2.1%):
               5,000   ADFlex Solutions, Inc. (b).......      51,250
              10,000   Micron Technology, Inc...........     291,250
              20,000   S 3, Inc. (b)....................     325,000
                                                           ---------
                                                             667,500
                                                           ---------
Environmental Control (4.3%):
              12,000   United Waste Systems, Inc. (b)...     412,500
              10,200   USA Waste Services, Inc. (b).....     325,125
              20,000   U.S. Filter Corp. (b)............     635,000
                                                           ---------
                                                           1,372,625
Financial Services (1.2%):
              10,000   Green Tree Financial Corp........     386,250
                                                           ---------
Firearms & Ammunition (0.2%):
               4,000   Sturm Ruger & Co. Inc............      77,500
                                                           ---------
Home Improvement (1.3%):
              20,000   Eagle Hardware & Garden, Inc. (b)     415,000
Hotel/Motel (1.8%):
               8,000   Renaissance Hotel Group N.V. (b).     188,000
                 200   HFS, Inc. (b)....................      11,950
              15,000   Hilton Hotels Corp...............     391,875
                                                           ---------
                                                             591,825
                                                           ---------
Human Resources (2.0%):
              16,600   Alternative Resources, Inc. (b)..     288,425
               4,000   Olsten Corp......................      60,500
              15,000   Employee Solutions, Inc. (b).....     307,500
                                                           ---------
                                                             656,425
                                                           ---------

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund


     SHARES OR
     PRINCIPAL                  SECURITY                    MARKET
     AMOUNT                    DESCRIPTION                  VALUE
  --------------               -----------                ---------
COMMON STOCK, CONTINUED:
Industrial Machinery (2.2%):
              4,000   AGCO Corp........................   $ 114,500
             17,500   Cincinnati Milacron, Inc.........     382,812
              3,500   Greenfield Industries, Inc.......     107,187
              3,400   Lincoln Electric Co.--Class A.....    102,850
                                                          ---------
                                                            707,349
                                                          ---------
Instruments--Scientific (0.8%):
              6,600   Millipore Corp...................     273,075
                                                          ---------
Insurance (1.2%):
              6,000   Progressive Corp.................     404,250
                                                          ---------
Manufacturing (0.3%):
              5,000   Optical Coating Laboratories, Inc.     53,750
              2,500   Westinghouse Air Brake Co........      31,563
                                                          ---------
                                                             85,313
                                                          ---------
Medical--Transportation (0.2%):
              1,850   American Medical Response, Inc.
                      (b)..............................      60,125
                                                          ---------
Medical--Information Systems (0.2%):
              4,600   PHAMIS, Inc. (b).................      59,225
                                                          ---------
Medical--Instruments/Products (2.9%):
             10,000   Boston Scientific Corp. (b)......     600,000
              3,000   CNS, Inc. (b)....................      43,125
             12,200   Physio-Control International
                      Corp. (b)........................     274,500
                                                          ---------
                                                            917,625
                                                          ---------
Mining (1.6%):
             10,000   Barrick Gold Corp................     287,500
              5,000   Newmont Gold Co..................     218,750
                                                          ---------
                                                            506,250
                                                          ---------
Minerals (0.3%):
             12,500   Uranium Resources, Inc. (b)......      98,438
                                                          ---------
Motorcycle (1.5%):
             10,000   Harley-Davidson, Inc.............     470,000
                                                          ---------
Oil Equipment, Wells & Services (8.2%):
             12,000   ENSCO International, Inc. (b)....     582,000
             30,000   Global Marine, Inc. (b)..........     618,750
              7,500   Nuevo Energy Co. (b).............     390,000
             11,000   Ranger Oil Ltd...................     108,625
             20,000   Reading & Bates Corp. (b)........     530,000
              5,000   Transocean Offshore, Inc.........     313,125
              4,000   Tuboscope Vetco International
                      Corp. (b)........................      62,000
                                                          ---------
                                                          2,604,500
                                                          ---------
Pharmaceuticals (1.1%):
             10,000   Jones Medical Industries, Inc....     366,250
                                                          ---------


     SHARES OR
     PRINCIPAL                  SECURITY                   MARKET
      AMOUNT                  DESCRIPTION                   VALUE
----------------              -----------                 ---------
COMMON STOCK, CONTINUED:
Power Conversion--Supply Equipment (0.9%):
              10,000   American Power Conversion (b)...    $272,500
                                                          ---------
Printing & Publishing (0.2%):
               2,650   World Color Press, Inc. (b).....      51,012
                                                          ---------
Recreational Equipment (0.9%):
              10,000   Callaway Golf Co................     287,500
                                                          ---------
Recreational Vehicles (0.4%):
               5,000   Polaris Industries Inc..........     118,750
                                                          ---------
Restaurant (2.3%):
               3,000   Bob Evans Farms.................      40,500
              10,000   Dave & Buster's, Inc. (b).......     201,250
              10,000   Landry's Seafood Restaurants,        213,750
                       Inc. (b)........................      41,500
               4,000   Rock Bottom Restaurants, Inc. (b)
              11,000   Wendy's International, Inc......     225,500
                                                          ---------
                                                            722,500
                                                          ---------
Retail (4.3%):
               5,000   Best Buy Co, Inc. (b)...........      53,125
              22,000   PETsMART, Inc. (b)..............     481,250
               7,000   Sunglass Hut International (b)..      50,750
              10,000   Tiffany & Co....................     366,250
              15,000   Tech Data Corp. (b).............     410,625
                                                          ---------
                                                          1,362,000
                                                          ---------
Savings & Loans (1.5%):
               7,000   Astoria Financial Corp..........     258,125
               5,000   Charter One Financial, Inc......     210,000
                                                          ---------
                                                            468,125
                                                          ---------
Sporting Goods (0.9%):
              12,600   Cannondale Corp. (b)............     283,500
                                                          ---------
Steel (2.1%):
              10,000   Carpenter Technology Corp.......     366,250
              16,400   Worthington Industries, Inc.....     297,250
                                                          ---------
                                                            663,500
                                                          ---------
Textiles (0.7%):
              10,000   Mohawk Industries, Inc. (b).....     220,000
                                                          ---------
Telecommunications (2.9%):
               8,000   Aspect Telecommunications Corp.
                      (b).............................      508,000
               5,900   Federal Signal Corp.............     152,663
              12,500   LCI International, Inc. (b).....     268,750
                                                          ---------
                                                            929,413
                                                          ---------
Tools (1.0%):
              10,500   Black & Decker Corp.............     316,312
                                                          ---------

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996
Stock Appreciation Fund


   SHARES OR
   PRINCIPAL              SECURITY                 MARKET
   AMOUNT               DESCRIPTION                VALUE
--------------          -----------              ----------
COMMON STOCK, CONTINUED:
Tobacco (0.4%):
          5,000   Dimon, Inc.................... $  115,625
                                                 ----------
Utilities--Electric (1.3%):
          9,000   Commonwealth Energy System Cos.   211,500
          4,900   Oklahoma Gas & Electric.......    204,575
                                                 ----------
                                                    416,075
                                                 ----------
Total Common Stock                               28,790,345
                                                 ----------
CORPORATE BONDS (1.3%):
Cosmetics & Toiletries (1.3%):
         22,500   NBTY, Inc. (b)................    427,500
                                                 ----------
Total Corporate Bonds                               427,500
                                                 ----------


   SHARES OR
   PRINCIPAL                SECURITY                   MARKET
    AMOUNT                DESCRIPTION                  VALUE
-------------             -----------               -----------

U.S. GOVERNMENT AGENCIES (3.1%):
Federal National Mortgage Assoc.:
      $1,000,000   Discount Note, 1/2/97........... $   999,700
                                                    -----------
Total U.S. Government Agencies                          999,700
                                                    -----------
INVESTMENT COMPANIES (6.5%):
         826,595   Dreyfus Treasury Prime Fund.....     826,595
       1,242,376   Federated U.S. Treasury Services
                   #125............................   1,242,376
                                                    -----------
Total Investment Companies                            2,068,971
                                                    -----------
Total (Cost--$26,843,438)(a)                        $32,286,516
                                                    ===========

------------
The percentages indicated are based on net assets of $31,914,337.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation. .................    $5,885,080
                    Unrealized depreciation. .................      (442,002)
                                                                  ----------
                    Net unrealized appreciation ..............    $5,443,078
                                                                  ==========


(b) Non-income producing security.


See Notes to Financial Statements.

Notes to Financial Statements

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

1.   ORGANIZATION:

      The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue six series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Flexible Growth Fund and The Riverfront Stock Appreciation Fund (each, a "Portfolio"; and collectively, the "Portfolios").

      The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The investment objective of the Income Equity Fund is to seek a high level of investment income through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Ohio Tax-Free Bond Fund is to seek income exempt from federal and Ohio state income taxes and preservation of capital. The investment objective of the Flexible Growth Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Stock Appreciation Fund is to seek capital growth.

      The Fund is authorized to issue 3,000,000,000 shares with a par value of $.001 per share. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

      The U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Flexible Growth Fund and the Stock Appreciation Fund (collectively, "the variable net asset value funds") each offers two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to distribution and services (12b-1) fees paid by each share class, voting rights on matters affecting a single share class, and the exchange privileges of each share class.


2.   SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

           SECURITIES VALUATION:

Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market

THE RIVERFRONT FUNDS, INC.                                     DECEMBER 31, 1996


           fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

           Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

           SECURITY TRANSACTIONS AND RELATED INCOME:

           Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

           REPURCHASE AGREEMENTS:

           The Portfolios may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser or the Portfolio's sub-investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

           DIVIDENDS TO SHAREHOLDERS:

           Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and paid monthly for the variable net asset value funds.

           Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

           distributions have been reclassified to capital. These differences are due primarily to differing treatments for dollar roll transactions, the deferral of certain losses and expiring capital loss carryforwards.

           FEDERAL INCOME TAXES:

           It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Portfolios have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 1996, therefore, no federal tax provision was required.

           EXPENSE ALLOCATIONS:

           Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the Portfolios, generally on the basis of relative net assets.


3.   PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 are as follows:

                                            PURCHASES             SALES
                                           ------------       ------------

      U.S. Government Income Fund ....     $ 17,096,653       $ 21,823,848
      Income Equity Fund .............     $118,606,552       $115,043,248
      Ohio Tax-Free Bond Fund ........     $    607,267       $    716,491
      Flexible Growth Fund ...........     $ 21,993,742       $ 17,772,833
      Stock Appreciation Fund ........     $ 54,802,922       $ 76,115,297

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS:

      Transactions in capital shares for the Fund were as follows:

                                                              U.S. GOVERNMENT SECURITIES
                                                                MONEY MARKET FUND                    U.S. GOVERNMENT INCOME FUND
                                                           --------------------------------          ------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                            DECEMBER 31,         DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                                1996                 1995               1996               1995
                                                           -------------        -------------        -----------        -----------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $ 413,837,358        $ 331,872,719        $ 2,494,252        $ 4,352,572
          Proceeds from shares issued in connection
               with acquisition ....................                                4,865,634
          Dividends reinvested .....................           2,193,920            1,518,099            440,531            569,125
          Shares redeemed ..........................        (392,509,518)        (330,133,820)        (4,741,047)        (4,089,227)
                                                           -------------        -------------        -----------        -----------
          Change in net assets from Investor A share
               transactions ........................       $  23,521,760        $   8,122,632        $(1,806,264)       $   832,470
                                                           =============        =============        ===========        ===========
Investor B Shares:
          Proceeds from shares issued ..............                                                 $   372,835        $ 1,317,928
          Dividends reinvested .....................                                                      45,964              9,712
          Shares redeemed ..........................                                                    (349,650)           (96,002)
                                                                                                     -----------        -----------
          Change in net assets from Investor B share
               transactions ........................                                                 $    69,149        $ 1,231,638
                                                                                                     ===========        ===========

SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................         413,837,358          331,872,719            264,167            469,561
          Issued in connection with acquisition ....                                4,865,634
          Reinvested ...............................           2,193,920            1,518,099             46,735             60,733
          Redeemed .................................        (392,509,518)        (330,133,820)          (502,013)          (435,482)
                                                           =============        =============        ===========        ===========
          Change in Investor A Shares ..............          23,521,760            8,122,632           (191,111)            94,812
                                                           =============        =============        ===========        ===========
Investor B Shares:
          Issued ...................................                                                      34,874            123,342
          Reinvested ...............................                                                       4,314                903
          Redeemed .................................                                                     (32,664)            (8,962)
                                                                                                     -----------        -----------
          Change in Investor B Shares ..............                                                       6,524            115,283
                                                                                                     ===========        ===========

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                               INCOME EQUITY FUND                     OHIO TAX-FREE FUND
                                                           --------------------------------        --------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED       YEAR ENDED
                                                            DECEMBER 31,       DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
                                                               1996                1995              1996              1995
                                                           ------------        ------------        ---------        ---------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $  8,709,609        $  9,389,602        $  39,457        $ 297,450
          Proceeds from shares issued in connection
               with acquisition ....................                              9,727,219
          Dividends reinvested .....................         10,845,880           8,635,353            6,134            8,453
          Shares redeemed ..........................         (7,958,218)         (7,219,484)        (340,435)        (109,278)
                                                           ------------        ------------        ---------        ---------
          Change in net assets from Investor A share
               transactions ........................       $ 11,597,271        $ 20,532,690        $(294,844)       $ 196,625
                                                           ============        ============        =========        =========
Investor B Shares:
          Proceeds from shares issued ..............       $  3,928,456        $  2,765,814        $ 592,591        $ 598,493
          Dividends reinvested .....................          1,297,923              13,294           20,060            9,755
          Shares redeemed ..........................           (420,101)            (43,350)        (248,303)          (5,034)
                                                           ------------        ------------        ---------        ---------
          Change in net assets from Investor B share
               transactions ........................       $  4,806,278        $  2,735,758        $ 364,348        $ 603,214
                                                           ============        ============        =========        =========
SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................            680,679             828,287            3,737           29,259
          Issued in connection with acquisition ....                                793,942
          Reinvested ...............................            898,119             763,006              593              833
          Redeemed .................................           (624,637)           (630,554)         (32,383)         (10,732)
                                                           ------------        ------------        ---------        ---------
          Change in Investor A Shares ..............            954,161           1,754,681          (28,053)          19,360
                                                           ============        ============        =========        =========
Investor B Shares:
          Issued ...................................            317,268             241,570           55,795           57,922
          Reinvested ...............................            103,352               1,125            1,897              927
          Redeemed .................................            (31,854)             (3,605)         (23,572)            (491)
                                                           ------------        ------------        ---------        ---------
          Change in Investor B Shares ..............            388,766             239,090           34,120           58,358
                                                           ============        ============        =========        =========

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


4.   CAPITAL SHARE TRANSACTIONS, CONTINUED:

                                                                 FLEXIBLE GROWTH FUND                 STOCK APPRECIATION FUND
                                                           ------------------------------        -------------------------------
                                                                                                                      OCTOBER 1,
                                                           YEAR ENDED         YEAR ENDED          YEAR ENDED           1995 TO
                                                           DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                              1996                1995               1996                1995 (a)
                                                           -----------        -----------        ------------        -----------
CAPITAL TRANSACTIONS:
Investor A Shares:
          Proceeds from shares issued ..............       $ 5,979,948        $ 6,257,968        $  3,225,171        $   738,522
          Dividends reinvested .....................           318,997            282,271           2,903,615          1,542,781
          Shares redeemed ..........................        (5,316,451)          (717,635)        (16,060,775)        (3,611,887)
                                                           -----------        -----------        ------------        -----------
          Change in net assets from Investor A share
               transactions ........................       $   982,494        $ 5,822,604        $ (9,931,989)       $(1,330,584)
                                                           ===========        ===========        ============        ===========
Investor B Shares:
          Proceeds from shares issued ..............       $ 5,648,362        $ 4,818,782        $    483,957        $    71,986
          Dividends reinvested .....................           227,824             52,617              65,586
          Shares redeemed ..........................        (1,218,260)          (188,581)           (105,940)
                                                           -----------        -----------        ------------        -----------
          Change in net assets from Investor B share
               transactions ........................       $ 4,657,926        $ 4,682,818        $    443,603        $    71,986
                                                           ===========        ===========        ============        ===========

SHARE TRANSACTIONS:
Investor A Shares:
          Issued ...................................           531,651            593,056             307,057             76,082
          Reinvested ...............................            28,295             25,863             308,567            164,279
          Redeemed .................................          (466,939)           (65,727)         (1,618,575)          (370,208)
                                                           -----------        -----------        ------------        -----------
          Change in Investor A Shares ..............            93,007            553,192          (1,002,951)          (129,847)
                                                           ===========        ===========        ============        ===========
Investor B Shares:
          Issued ...................................           485,748            442,046              66,446              7,299
          Reinvested ...............................            19,547              4,698               6,727
          Redeemed .................................          (104,208)           (16,667)            (10,094)
                                                           -----------        -----------        ------------        -----------
          Change in Investor B Shares ..............           401,087            430,077              63,079              7,299
                                                           ===========        ===========        ============        ===========

(a)     Period from date acquired by Riverfront Stock Appreciation Fund.

THE RIVERFRONT FUNDS, INC.                                   DECEMBER 31, 1996


5.   RELATED PARTY TRANSACTIONS

      Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Ohio Tax-Free Bond Fund and the Stock Appreciation Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

      Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into Sub-Investment Advisory Agreements with DePrince, Race & Zollo, Inc. ("DRZ"), for the Income Equity Fund and with James Investment Research, Inc. ("JIR") for the Flexible Growth Fund. DRZ and JIR provide investment advice to and supervise the investment program of the Income Equity Fund and the Flexible Growth Fund, respectively. Under the terms of the Sub-Investment Advisory Agreements, JIR receives from Provident fees calculated at 0.50% of the average daily net assets of the Flexible Growth Fund, and DRZ receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund and 0.55% of average daily net assets above $55 million for this Portfolio.


      SPECIAL MEETING OF SHAREHOLDERS

      A Special Meeting of Shareholders was held on December 30, 1996. At the Meeting, shareholders voted (i) on an Amendment to the Investment Advisory Agreement between the Fund and Provident to permit Provident to manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (ii) to approve the amendment to the Sub-Investment Advisory Agreement between Provident and DRZ with respect to the Income Equity Fund to clarify that DRZ will manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (iii) to approve an Amendment to the Investment Advisory Arrangements for the Flexible Growth Fund with respect to the management of its portfolio such that Provident will become the sole manager of the Flexible Growth Fund's portfolio; (iv) to amend the Articles of Incorporation of the Fund to reclassify (change the name of) the currently issued and outstanding shares of The Flexible Growth Fund as shares of The Riverfront Balanced Fund.

      The results of all matters voted on by shareholders at the Special Meeting held on December 30, 1996 were as follows:

         A. Approval of Amendments to the Investment Advisory Agreement between the Fund and Provident for the Income Equity Fund.

                           FOR              AGAINST           ABSTAIN
                           ---              -------           -------
                        2,891,190            25,646            65,981

         B. Approval of the Amendment to the Sub-Investment Advisory Agreement between Provident and DRZ for the Income Equity Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------

                       2,849,578           33,459            99,780

THE RIVERFRONT FUNDS, INC.                                   DECEMBER 31, 1996

5.   RELATED PARTY TRANSACTIONS, CONTINUED:

         C. Approval of an Amendment to the Investment Advisory Arrangements concerning the appointment of Provident as the sole manager of the Flexible Growth Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------

                       1,710,471            15,186            25,864

         D. Approval of the Amendment to the Articles of Incorporation of the Fund with respect to the Flexible Growth Fund.

                          FOR              AGAINST           ABSTAIN
                          ---              -------           -------


                       1,714,185           11,546            25,790

      All changes are to become effective January 1, 1997.

      In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

      During the year ended December 31, 1996, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on behalf of the Fund. The Fund paid PSI approximately $90,000 that has been included in investments at cost, as commissions for such transactions.

      BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

      BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

      Provident also serves as transfer agent and shareholder servicing agent to the Fund and BISYS Ohio serves as sub-transfer agent for the Investor B Shares. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out-of-pocket expenses. Under the terms of the Shareholder Servicing Agreement, Provident may receive a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of certain shares of each Portfolio. This fee may be used to reimburse BISYS or other providers of record keeping and/or administrative support services. As of December 31, 1996, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

      The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Portfolio is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Portfolio.

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

5.   RELATED PARTY TRANSACTIONS, CONTINUED:

     Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares,
     (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

     For the year ended December 31, 1996, BISYS received $675,842 from commissions on sales of capital shares, of which $634,802 was reallowed to brokers affiliated with Provident.

     Provident and certain of its affiliates own shares of Portfolios of the Fund. As of December 31, 1996, the aggregate value of capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

     U.S. Government Securities Money Market........................................................                 $ 121,952
     U.S. Government Income Fund....................................................................                 $   8,930
     Income Equity Fund.............................................................................                 $  12,002
     Ohio Tax-Free Bond Fund........................................................................                 $  10,567
     Flexible Growth Fund...........................................................................                 $   4,054
     Stock Appreciation Fund........................................................................                 $     589

     Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1996:

                                                   U.S. GOVERNMENT                          INCOME
                                                   SECURITIES MONEY    U.S. GOVERNMENT      EQUITY
                                                      MARKET FUND       INCOME FUND          FUND
                                                   ----------------    ---------------      ------
     INVESTMENT ADVISER FEES:
     Annual fee before voluntary fee reductions
          (percentage of average net assets) .....              0.15%              0.40%             0.95%
     Voluntary fee reductions ....................                NA                 NA       $    36,661
     ADMINISTRATION FEES:
     Annual fee (percentage of average net assets)              0.20%              0.20%             0.20%
     12B-1 FEES (INVESTOR A):
     Annual fee before voluntary fee reductions
          (percentage of average net assets) .....              0.25%              0.25%             0.25%
     Voluntary fee reductions ....................       $   432,174        $    30,720       $    30,199
     12B-1 FEES (INVESTOR B):
     Annual fee (percentage of average net assets)                NA               1.00%             1.00%
     CUSTODIAN AND ACCOUNTING FEES ...............       $    86,401        $    35,870       $   108,638
     TRANSFER AGENT FEES .........................       $    79,137        $    38,891       $    58,165

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996

5.  RELATED PARTY TRANSACTIONS, CONTINUED:

                                                    OHIO TAX-FREE       FLEXIBLE            STOCK
                                                      BOND FUND        GROWTH FUND     APPRECIATION FUND
                                                    -------------      -----------     -----------------
    INVESTMENT ADVISER FEES:
    Annual fee before voluntary fee reductions
         (percentage of average net assets) .....             0.50%             0.90%             0.80%
    Voluntary fee reductions ....................       $   11,373        $   28,720                NA
    ADMINISTRATION FEES:
    Annual fee (percentage of average net assets)             0.20%             0.20%             0.20%
    12B-1 FEES (INVESTOR A):
    Annual fee before voluntary fee reductions
         (percentage of average net assets) .....             0.25%             0.25%             0.25%
    Voluntary fee reductions ....................               NA        $   11,929                NA
    12B-1 FEES (INVESTOR B):
    Annual fee (percentage of average net assets)             1.00%             1.00%             1.00%
    CUSTODIAN AND ACCOUNTING FEES ...............       $   15,923        $   30,516        $   55,160
    TRANSFER AGENT FEES .........................       $   26,007        $   44,600        $   38,988

    NA--Not applicable


6.  ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    The Riverfront Funds, Inc. designated the following eligible distributions for the dividends received deduction for corporations for the taxable year ended December 31, 1996:

                                                       STOCK                  INCOME                 FLEXIBLE
                                                    APPRECIATION              EQUITY                  GROWTH
                                                    ------------              ------                 -------
    Dividend Income......................          $   36,453             $2,153,446               $227,745


7.  EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Riverfront Funds, Inc. designates the following exempt-interest income for the Ohio Tax-Free Bond Fund for the taxable year ended December 31, 1996:

    Exempt-interest distributions.................................................                  $433,425
    Exempt-interest distribution per share........................................                  $  0.387

    The percentage break-down of the exempt-interest by state for the Ohio Tax-Free Bond Fund's taxable year ended December 31, 1996 was as follows:

    Ohio.......               100%
                              ----
                              100%
                              ====

THE RIVERFRONT FUNDS, INC.                                    DECEMBER 31, 1996


8.  FEDERAL INCOME TAXES:

    For federal income tax purposes, the following Portfolios have capital loss carryforwards as of December 31, 1996, which are available to offset future capital gains, if any:

                                                                                EXPIRES                 AMOUNT
                                                                                -------                 ------
    U.S. Government Securities Money Market Fund.....................            2002                 $      875
    U.S. Government Securities Money Market Fund.....................            2003                 $    1,415
    U.S. Government Income Fund......................................            2002                 $1,348,718
    U.S. Government Income Fund......................................            2003                 $  516,479
    Flexible Growth Fund.............................................            2004                 $  153,639



9.  CAPITAL GAINS DISTRIBUTIONS (UNAUDITED):

    The Fund declared and distributed capital gains to shareholders in the following amounts per share for the taxable year ended December 31, 1996:

                                                                   LONG-TERM             SHORT-TERM
                                                                   ---------             ----------
    Income Equity Fund...................................          0.6894                1.2127
    Stock Appreciation Fund..............................          0.8897                0.1448

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                             U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                                                            --------------------------------------------------------------------
                                                                                                                       OCTOBER 1,
                                                                           YEARS ENDED DECEMBER 31,                    1992 TO
                                                            ------------------------------------------------------     DECEMBER 31,
                                                              1996          1995           1994 (d)        1993(d)     1992 (a)(d)
                                                            --------      --------        --------        --------      --------
NET ASSET VALUE,
    BEGINNING OF PERIOD .............................       $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                            --------      --------        --------        --------      --------
Investment Activities
    Net investment income ...........................          0.046         0.050            0.04            0.03          0.01
                                                            --------      --------        --------        --------      --------
Distributions
    Net investment income ...........................         (0.046)       (0.050)          (0.04)          (0.03)        (0.01)
                                                            --------      --------        --------        --------      --------
NET ASSET VALUE,
    END OF PERIOD....................................       $   1.00      $   1.00        $   1.00        $   1.00      $   1.00
                                                            ========      ========        ========        ========      ========
Total Return ........................................           4.89%         5.52%           3.78%           2.90%         0.80%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ...................       $181,017      $157,495        $149,374        $133,207      $ 37,083
Ratio of expenses to average net assets .............           0.59%         0.58%           0.51%           0.32%         0.01%(c)
Ratio of net investment income to average net assets            4.78%         5.34%           3.70%           2.85%         3.09%(c)
Ratio of expenses to average net assets* ............           0.84%         0.83%           0.80%           0.42%         0.68%(c)
Ratio of net investment income to average net assets*           4.53%         5.09%           3.41%           2.75%         2.42%(c)


* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b)   Not annualized.

(c)   Annualized.

(d)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.

                                                                    U.S. GOVERNMENT INCOME FUND
                                                 -------------------------------------------------------------------
                                                                                                     JANUARY 17,
                                                           YEAR ENDED                 YEAR ENDED       1995 TO
                                                           DECEMBER 31,              DECEMBER 31,    DECEMBER 31,

                                                              1996                      1995           1995 (a)
                                                  ----------------------------       ----------        ----------
                                                  INVESTOR A        INVESTOR B       INVESTOR A        INVESTOR B
                                                  ----------        ----------       ----------        ---------
NET ASSET VALUE,
    BEGINNING OF PERIOD .......................   $    9.71         $   10.95        $    8.92         $   10.00
                                                  ---------         ---------        ---------         ---------
Investment Activities
    Net investment income .....................        0.52              0.49             0.54              0.43
    Net realized and unrealized gains (losses)
            from investments ..................       (0.29)            (0.31)            0.79              0.94
                                                  ---------         ---------        ---------         ---------
        Total from Investment Activities ......        0.23              0.18             1.33              1.37
                                                  ---------         ---------        ---------         ---------
Distributions
    Net investment income .....................       (0.51)            (0.49)           (0.54)            (0.42)
    In excess of net investment income ........
                                                  ---------         ---------        ---------         ---------
        Total Distributions ...................       (0.51)            (0.49)           (0.54)            (0.42)
                                                  ---------         ---------        ---------         ---------
NET ASSET VALUE,
    END OF PERIOD .............................   $    9.43         $   10.64        $    9.71         $   10.95
                                                  =========         =========        =========         =========
Total Return
    (excludes sales/redemption charge).........        2.51%             1.72%           15.22%            13.96%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............   $  33,694         $   1,296        $  36,538         $   1,263
Ratio of expenses to average net assets .......        1.11%             1.96%            1.09%             1.90%(c)
Ratio of net investment income to .............        5.45%             4.59%            5.74%             4.80%(c)
    average net assets
Ratio of expenses to average net assets* ......        1.20%             1.96%            1.18%             1.90%(c)
Ratio of net investment income to .............        5.36%             4.59%            5.65%             4.80%(c)
    average net assets*
Portfolio Turnover ............................          53%(d)            53%(d)           75%(d)            75%(d)

                                                              U.S. GOVERNMENT INCOME FUND
                                                     ---------------------------------------------


                                                                YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------
                                                      1994 (f)         1993 (f)        1992 (b)(f)
                                                     ---------         --------        -----------

NET ASSET VALUE,
    BEGINNING OF PERIOD .......................      $    9.91         $    9.76         $   10.00
                                                     ---------         ---------         ---------
Investment Activities
    Net investment income .....................           0.54              0.51              0.10
    Net realized and unrealized gains
            (losses) from investments .........          (0.99)             0.20             (0.23)
                                                     ---------         ---------         ---------
        Total from Investment Activities ......          (0.45)             0.71             (0.13)
                                                     ---------         ---------         ---------
Distributions
    Net investment income .....................          (0.54)            (0.50)            (0.10)
    In excess of net investment income ........                            (0.06)            (0.01)
                                                     ---------         ---------         ---------
        Total Distributions ...................          (0.54)            (0.56)            (0.11)
                                                     ---------         ---------         ---------
NET ASSET VALUE,
    END OF PERIOD..............................      $    8.92         $    9.91         $    9.76
                                                     =========         =========         =========
Total Return
    (excludes sales/redemption charge).........          (4.64)%            7.38%            (1.31)%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............      $  32,721         $  30,078         $  24,588
Ratio of expenses to average net assets .......           0.86%             0.65%             0.66%
Ratio of net investment income to..............           5.78%             5.05%             4.00%
    average net assets
Ratio of expenses to average net a
Ratio of net investment income to .............           5.49%             4.62%             3.60%
    average net assets*
Portfolio Turnover ............................             83%(d)           220%(d)           117%(d)

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(f)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                   INCOME EQUITY FUND
                                                              ------------------------------------------------------------------
                                                                                                                     JANUARY 17,
                                                                    YEAR ENDED                      YEAR ENDED         1995 TO
                                                                    DECEMBER 31,                   DECEMBER 31,      DECEMBER 31,
                                                                        1996                           1995             1995 (a)
                                                              ----------------------------          ----------        ----------
                                                              INVESTOR A        INVESTOR B          INVESTOR A        INVESTOR B
                                                              ---------         ---------           ---------         ---------
NET ASSET VALUE,
    BEGINNING OF PERIOD .................................   $    11.70          $    11.85         $    10.15        $    10.00
                                                            ----------          ----------         ----------        ----------
Investment Activities
    Net investment income ...............................         0.21                0.12               0.27              0.13
    Net realized and unrealized gains
      from investments ..................................         2.12                2.21               2.89              2.78
                                                            ----------          ----------         ----------        ----------
        Total from Investment Activities ................         2.33                2.33               3.16              2.91
                                                            ----------          ----------         ----------        ----------
Distributions
    Net investment income ...............................        (0.21)              (0.12)             (0.27)            (0.13)
    In excess of net investment income ..................
    Net realized gains ..................................        (1.90)              (1.90)             (1.34)            (0.93)
    In excess of net realized gains .....................
                                                            ----------          ----------         ----------        ----------
        Total Distributions .............................        (2.11)              (2.02)             (1.61)            (1.06)
                                                            ----------          ----------         ----------        ----------
NET ASSET VALUE, ........................................   $    11.92          $    12.16         $    11.70        $    11.85
                                                            ==========          ==========         ==========        ==========
    END OF PERIOD
Total Return (excludes sales/redemption charge) .........        19.88%              19.67%             31.45%            29.28%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......................   $   73,368          $    7,632         $   60,845        $    2,833
Ratio of expenses to average net assets .................         1.76%               2.48%              1.49%             2.46%(c)
Ratio of net investment income to average net assets ....         1.62%               0.88%              2.27%             1.12%(c)
Ratio of expenses to average net assets* ................         1.85%               2.54%              1.74%             2.51%(c)
Ratio of net investment income to average net assets* ...         1.53%               0.82%              2.02%             1.07%(c)
Portfolio Turnover ......................................          166%(d)             166%(d)            180%(d)           180%(d)
Average commission rate paid (h) ........................   $   0.0541          $   0.0541


                                                                           INCOME EQUITY FUND
                                                             ---------------------------------------------


                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------
                                                               1994 (f)         1993 (f)        1992 (b)(f)
                                                              ---------         --------        ------------


NET ASSET VALUE,
    BEGINNING OF PERIOD..................................      $    10.63        $    10.78        $    10.00
                                                               ----------        ----------        ----------
Investment Activities
    Net investment income ...............................            0.32              0.28              0.08
    Net realized and unrealized gains
      from investments ..................................                              1.01              0.80
                                                               ----------        ----------        ----------
        Total from Investment Activities ................            0.32              1.29              0.88
                                                               ----------        ----------        ----------
Distributions
    Net investment income ...............................           (0.31)            (0.27)            (0.08)
    In excess of net investment income ..................                             (0.03)            (0.01)
    Net realized gains ..................................           (0.49)            (1.14)
    In excess of net realized gains .....................                                               (0.01)
                                                               ----------        ----------        ----------
        Total Distributions .............................           (0.80)            (1.44)            (0.10)
                                                               ----------        ----------        ----------
NET ASSET VALUE,
    END OF PERIOD........................................      $    10.15        $    10.63        $    10.78
                                                               ==========        ==========        ==========
Total Return (excludes sales/redemption charge) .........            3.08%            12.11%             8.74%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......................      $   34,965        $   24,387        $   12,262
Ratio of expenses to average net assets .................            1.30%             1.47%             1.48%
Ratio of net investment income to average net assets ....            2.93%             2.55%             3.16%
Ratio of expenses to average net assets* ................            1.58%             1.64%             2.02%
Ratio of net investment income to average net assets* ...            2.65%             2.38%             2.62%
Portfolio Turnover ......................................             119%(d)           145%(d)            12%(d)
Average commission rate paid (h) ........................

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Investment operations and sales of shares to the public began on October 1, 1992.

(c)   Annualized.

(d) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(f)   Audited by other auditors.

(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                              OHIO TAX-FREE BOND FUND
                                                                 ------------------------------------------------------------------
                                                                                                        JANUARY 17,   FROM AUGUST 1,
                                                                         YEAR ENDED       YEAR ENDED      1995 TO      1994 THROUGH
                                                                        DECEMBER 31,      DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           1996                1995        1995 (a)    1994 (a)(e)
                                                                 -----------------------  ------------   ------------  ------------
                                                                 INVESTOR A   INVESTOR B   INVESTOR A    INVESTOR B
                                                                 ----------   ----------  -----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD........................................   $  10.51      $ 10.73     $   9.83       $ 10.00     $  10.00
                                                                  --------      -------     --------       -------     --------
Investment Activities
    Net investment income .....................................       0.40         0.32         0.39          0.27         0.12
    Net realized and unrealized gains (losses)
      from investments.........................................      (0.10)       (0.09)        0.67          0.73        (0.17)
                                                                  --------      -------     --------       -------     --------
        Total from Investment Activities ......................       0.30         0.23         1.06          1.00        (0.05)
                                                                  --------      -------     --------       -------     --------
Distributions
    Net investment income .....................................      (0.40)       (0.32)       (0.38)        (0.27)       (0.12)
                                                                  --------      -------     --------       -------     --------
NET ASSET VALUE,
    END OF PERIOD..............................................   $  10.41      $ 10.64     $  10.51       $ 10.73     $   9.83
                                                                  ========      =======     ========       =======     ========
Total Return (excludes sales/redemption charge) ...............       2.95%        2.21%       10.96%        10.10%(d)    (0.47)%(d)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .............................   $ 10,693      $   984     $ 11,091       $   626     $ 10,190
Ratio of expenses to average net assets .......................       1.45%        2.25%        1.49%         2.27%(c)     1.08%(c)
Ratio of net investment income to average net assets ..........       3.87%        3.07%        3.77%         3.01%(c)     2.92%(c)
Ratio of expenses to average net assets* ......................       1.55%        2.36%        1.64%         2.41%(c)     1.44%(c)
Ratio of net investment income to average net assets* .........       3.77%        2.96%        3.62%         2.87%(c)     2.56%(c)
Portfolio Turnover ............................................          6%(b)        6%(b)       34%(b)        34%(b)       29%(b)

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(c)   Annualized.

(d)   Not annualized.

(e)   Audited by other auditors.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                                   FLEXIBLE GROWTH FUND
                                                          -------------------------------------------------------------------------
                                                                                                     JANUARY 17,   FROM SEPTEMBER 1,
                                                                  YEAR ENDED          YEAR ENDED      1995 TO       1994 THROUGH
                                                                 DECEMBER 31,         DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                    1996                  1995        1995 (a)       1994 (a)(f)
                                                          -------------------------   -----------    -----------    ---------------
                                                          INVESTOR A     INVESTOR B    INVESTOR A    INVESTOR B
                                                          ----------     ----------    ----------    ----------
NET ASSET VALUE,
    BEGINNING OF PERIOD.................................   $ 11.36        $ 11.70        $ 9.79        $10.00        $10.00
                                                           -------        -------        ------        ------        ------
Investment Activities
    Net investment income ..............................      0.31           0.26          0.35          0.25          0.10
    Net realized and unrealized gains (losses)
      from investments ................................       0.33           0.34          1.66          1.79         (0.18)
                                                           -------        -------        ------        ------        ------
        Total from Investment Activities ...............      0.64           0.60          2.01          2.04         (0.08)
                                                           -------        -------        ------        ------        ------
Distributions
    Net investment income ..............................     (0.31)         (0.26)        (0.34)        (0.24)        (0.13)
    Net realized gains .................................         0              0         (0.10)        (0.10)
                                                           -------        -------        ------        ------        ------
        Total Distributions ............................     (0.31)         (0.26)        (0.44)        (0.34)        (0.13)
                                                           -------        -------        ------        ------        ------
NET ASSET VALUE,
    END OF PERIOD.......................................   $ 11.69        $ 12.04        $11.36        $11.70        $ 9.79
                                                           =======        =======        ======        ======        ======
Total Return (excludes sales/redemption charge) ........      5.76%          5.27%        20.83%        20.53%(c)     (0.82)%(e)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......................   $10,786        $10,008        $9,427        $5,030        $2,709
Ratio of expenses to average net assets ................      1.70%          2.54%         1.28%         2.04%(d)      1.48%(d)
Ratio of net investment income to average net assets ...      2.87%          2.03%         3.48%         2.69%(d)      4.01%(d)
Ratio of expenses to average net assets* ...............      1.94%          2.68%         1.67%         2.84%(d)      4.61%(d)
Ratio of net investment income to average net assets* ..      2.63%          1.89%         3.09%         1.89%(d)      0.88%(d)
Portfolio Turnover .....................................        98%(b)         98%(b)        13%(b)        13%(b)         1%(b)
Average commission rate paid (g) .......................   $0.0891        $0.0891

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(c) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.

(d)   Annualized.

(e)   Not Annualized.

(f)   Audited by other auditors.

(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

Financial Highlights

THE RIVERFRONT FUNDS, INC.


                                                                      STOCK APPRECIATION FUND
                                               ----------------------------------------------------------------------------------
                                                                                           FROM OCTOBER 1,       FROM OCTOBER 1,
                                                              YEAR ENDED                    1995 THROUGH          1995 THROUGH
                                                              DECEMBER 31,                  DECEMBER 31,          DECEMBER 31,
                                                                1996                          1995 (b)              1995 (a)(b)
                                               -----------------------------------         ---------------       ---------------
                                                INVESTOR A              INVESTOR B           INVESTOR A            INVESTOR B
                                               ------------            -----------         ------------           -----------
NET ASSET VALUE,
    BEGINNING OF PERIOD.................       $       9.50            $     9.91           $    10.00            $    10.00
                                               ------------            ----------           ----------            ----------
Investment Activities
    Net investment income ..............              (0.14)                (0.15)               (0.01)                (0.01)
    Net realized and unrealized gains
        (losses) from investments ......               1.10                  1.04                (0.12)                (0.08)
                                               ------------            ----------           ----------            ----------
        Total from Investment Activities               0.96                  0.89                (0.13)                (0.09)
                                               ------------            ----------           ----------            ----------
Distributions
    Net realized gains .................              (1.03)                (1.03)               (0.37)
                                               ------------            ----------           ----------            ----------
NET ASSET VALUE,
    END OF PERIOD.......................       $       9.43            $     9.77           $     9.50            $     9.91
                                               ============            ==========           ==========            ==========
Total Return
    (excludes sales/redemption charge) .              10.17%                 9.05%               (1.20)%(c)            (0.90)%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......       $     31,227            $      687           $   40,995            $       72
Ratio of expenses to average net assets                1.91%                 2.64%                1.76%(d)              2.30%(d)
Ratio of net investment income .........              (1.25)%               (2.01)%              (0.49)%(d)            (1.69)%(d)
    to average net assets
Ratio of expenses to average net assets*               1.91%                 2.64%                1.77%(d)              2.39%(d)
Ratio of net investment income .........              (1.25)%               (2.01)%              (0.50)%(d)            (1.78)%(d)
    to average net assets*
Portfolio Turnover .....................                162%(e)               162%(e)               46%(e)                46%(e)
Average commission rate paid (h) .......       $     0.0597            $   0.0597


                                                                      STOCK APPRECIATION FUND
                                               --------------------------------------------------------------------


                                                                          YEARS ENDED SEPEMBER 30,
                                                -------------------------------------------------------------------
                                                  1995 (f)           1994 (f)           1993 (f)           1992 (f)
                                                ----------           --------           --------           --------



NET ASSET VALUE,
    BEGINNING OF PERIOD.................        $     8.25         $    10.18         $     7.98         $     7.70
                                                ----------         ----------         ----------         ----------
Investment Activities
    Net investment income ..............             (0.07)             (0.12)             (0.17)             (0.08)
    Net realized and unrealized gains
        (losses) from investments ......              2.14              (1.26)              2.57               1.41
                                                ----------         ----------         ----------         ----------
        Total from Investment Activities              2.07              (1.38)              2.40               1.33
                                                ----------         ----------         ----------         ----------
Distributions
    Net realized gains .................             (0.32)             (0.55)             (0.20)             (1.05)
                                                ----------         ----------         ----------         ----------
NET ASSET VALUE,
    END OF PERIOD.......................        $    10.00         $     8.25         $    10.18         $     7.98
                                                ==========         ==========         ==========         ==========
Total Return
    (excludes sales/redemption charge) .             25.12%            (13.91)%            30.61%             16.69%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ......        $   44,500         $   47,880         $   59,330         $   28,750
Ratio of expenses to average net assets               2.61%              2.44%              2.47%              2.70%
Ratio of net investment income .........             (0.73)%            (1.35)%            (1.85)%            (1.00)%
    to average net assets
Ratio of expenses to average net assets*               (g)                (g)                (g)                (g)
Ratio of net investment income .........               (g)                (g)                (g)                (g)
    to average net assets*
Portfolio Turnover .....................               197%               254%               216%               288%
Average commission rate paid (h) .......

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.

(c)   Not annualized.

(d)   Annualized.

(e) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(f)   Audited by other auditors.

(g)   There were no waivers or reimbursements during the period.

(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
                                    APPENDIX
------------------------------------------------------------------------------

         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Fund with regard to portfolio investments for the Funds including Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

         Description of the six highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rate Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Description of the six highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated circumstances.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB Bonds which are rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Description of six highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         A-       because of economic conditions.

         A+       Protection factors are average but adequate.  However, A
                  risk factors are more variable and greater in periods
         A-       of economic stress.

         BBB Debt has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

         Description of the six highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

         B Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         IBCA's description of its six highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic, or financial conditions.

         B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

         Thomson's description of its six highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicated where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BBB The lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         BB While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

         B Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

         Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                           -        Leading market positions in
                                    well-established industries.

                           -        High rates of return on funds employed.

                           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                           - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate liquidity is maintained.

         S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound.
                           Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         Thomson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

MUNICIPAL OBLIGATIONS RATINGS

         The following summarizes the three highest ratings used by Moody's for state and municipal short-term obligations. Obligations bearing MIG-1 or VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2 or VMIG-2 denote high quality with ample margins of protection although not so large as in the preceding rating group. Obligations bearing MIG-3 or VMIG-3 denote favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         S&P SP-1, SP-2, and SP-3 municipal note ratings (the three highest ratings assigned) are described as follows:

                  "SP-1": Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  "SP-2":  Satisfactory capacity to pay principal and interest.

                  "SP-3":  Speculative capacity to pay principal and interest.

         The following summarizes the four highest ratings used by Moody's for state and municipal bonds:

                  "Aaa": Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa": Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  "A": Bonds which possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa": Bonds which are considered as medium grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         The following summarizes the four highest ratings used by S&P for state and municipal bonds:

                  "AAA": Debt which has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  "AA": Debt which has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                  "A": Debt which has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  "BBB": Debt which has adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.